                                 EXHIBIT 10.89

                                        [COMPOSITE NOTE PURCHASE AGREEMENT OF
                                         EACH OF THE SEPARATELY EXECUTED NOTE
                                         PURCHASE AGREEMENTS]



                              ---------------------

                             NOTE PURCHASE AGREEMENT

                              ---------------------




                              SPECTRAN CORPORATION
                          DATED AS OF DECEMBER 1, 1996




            $16,000,000 9.24% SERIES A SENIOR SECURED NOTES DUE 2003
             $8,000,000 9.39% SERIES B SENIOR SECURED NOTES DUE 2004

                                                 TABLE OF CONTENTS                                             PAGE
         1.       AUTHORIZATION OF NOTES........................................................................  1

         2.       SALE AND PURCHASE OF NOTES....................................................................  1

         3.       CLOSING.......................................................................................  2

         4.       CONDITIONS TO CLOSING.........................................................................  2
                  4.1      Representations and Warranties.......................................................  2
                  4.2      Performance; No Default..............................................................  2
                  4.3      Compliance Certificates..............................................................  2
                  4.4      Opinions of Counsel..................................................................  3
                  4.5      Purchase Permitted By Applicable Law, etc............................................  3
                  4.6      Sale of Other Notes..................................................................  3
                  4.7      Payment of Special Counsel Fees......................................................  4
                  4.8      Private Placement Numbers............................................................  4
                  4.9      Changes in Corporate Structure.......................................................  4
                  4.10     Collateral...........................................................................  4
                  4.11     Subsidiary Guaranty..................................................................  6
                  4.12     Proceedings and Documents............................................................  6

         5.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.................................................  6
                  5.1      Organization; Power and Authority....................................................  6
                  5.2      Authorization, etc...................................................................  6
                  5.3      Disclosure...........................................................................  7
                  5.4      Organization and Ownership of Shares of
                           Subsidiaries; Affiliates.............................................................  7
                  5.5      Financial Statements.................................................................  8
                  5.6      Compliance with Laws, Other Instruments, etc.........................................  8
                  5.7      Governmental Authorizations, etc.....................................................  8
                  5.8      Litigation; Observance of Agreements, Statutes and
                           Orders...............................................................................  8
                  5.9      Taxes................................................................................  9
                  5.10     Title to Property; Leases............................................................  9
                  5.11     Licenses, Permits, etc...............................................................  9
                  5.12     Compliance with ERISA................................................................ 10
                  5.13     Private Offering by the Company...................................................... 11
                  5.14     Use of Proceeds; Margin Regulations.................................................. 11
                  5.15     Existing Indebtedness; Future Liens.................................................. 11
                  5.16     Foreign Assets Control Regulations, etc.............................................. 12
                  5.17     Status under Certain Statutes........................................................ 12
                  5.18     Environmental Matters................................................................ 12
                  5.19     Collateral........................................................................... 13

         6.       REPRESENTATIONS OF THE PURCHASER.............................................................. 15
                  6.1      Purchase for Investment.............................................................. 15
                  6.2      Source of Funds...................................................................... 16

         7.       INFORMATION AS TO COMPANY..................................................................... 17
                  7.1      Financial and Business Information................................................... 17

SPECTRAN CORPORATION                                     NOTE PURCHASE AGREEMENT

                                             TABLE OF CONTENTS (CONT.)                                         PAGE

                  7.2      Officer's Certificate................................................................ 20
                  7.3      Inspection........................................................................... 20

         8.       PREPAYMENT OF THE NOTES....................................................................... 21
                  8.1      Required Prepayments................................................................. 21
                  8.2      Optional Prepayments with Make-Whole Amount.......................................... 21
                  8.3      Optional Prepayment of Notes without Make-Whole
                           Amount............................................................................... 22
                  8.4      Change in Control.................................................................... 22
                  8.5      Offer to Pay upon Transfer of Property............................................... 24
                  8.6      Allocation of Partial Prepayments.................................................... 26
                  8.7      Maturity; Surrender, etc............................................................. 26
                  8.8      Purchase of Notes.................................................................... 26
                  8.9      Make-Whole Amount.................................................................... 26

         9.       AFFIRMATIVE COVENANTS......................................................................... 28
                  9.1      Compliance with Law.................................................................. 28
                  9.2      Insurance............................................................................ 28
                  9.3      Maintenance of Properties............................................................ 28
                  9.4      Payment of Taxes and Claims.......................................................... 29
                  9.5      Corporate Existence, etc............................................................. 29
                  9.6      Line of Business..................................................................... 29
                  9.7      Subsidiary Security Documents........................................................ 29
                  9.8      Amendment to Bank Agreement.......................................................... 30
                  9.9      Further Assurances................................................................... 30

         10.      NEGATIVE COVENANTS............................................................................ 30
                  10.1     Transactions with Affiliates......................................................... 30
                  10.2     Merger, Consolidation, etc........................................................... 31
                  10.3     Liens................................................................................ 31
                  10.4     Maintenance of Consolidated Net Worth................................................ 34
                  10.5     Limitation on Debt................................................................... 34
                  10.6     Fixed Charge Coverage................................................................ 35
                  10.7     Sale of Assets....................................................................... 35

         11.      EVENTS OF DEFAULT............................................................................. 35

         12.      REMEDIES ON DEFAULT, ETC...................................................................... 39
                  12.1     Acceleration......................................................................... 39
                  12.2     Other Remedies....................................................................... 40
                  12.3     Rescission........................................................................... 40
                  12.4     No Waivers or Election of Remedies, Expenses, etc.................................... 40

         13.      REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES................................................. 41
                  13.1     Registration of Notes................................................................ 41
                  13.2     Transfer and Exchange of Notes....................................................... 41
                  13.3     Replacement of Notes................................................................. 41

         14.      PAYMENTS ON NOTES............................................................................. 42
                  14.1     Place of Payment..................................................................... 42

SPECTRAN CORPORATION                                     NOTE PURCHASE AGREEMENT

                                             TABLE OF CONTENTS (CONT.)                                         PAGE


                  14.2     Home Office Payment.................................................................. 42

         15.      EXPENSES, ETC................................................................................. 42
                  15.1     Transaction Expenses................................................................. 42

                  15.2     Survival............................................................................. 43

         16.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE
                  AGREEMENT..................................................................................... 43

         17.      AMENDMENT AND WAIVER.......................................................................... 43
                  17.1     Requirements......................................................................... 43
                  17.2     Solicitation of Holders of Notes..................................................... 44
                  17.3     Binding Effect, etc.................................................................. 44
                  17.4     Notes held by Company, etc........................................................... 44

         18.      NOTICES....................................................................................... 45

         19.      REPRODUCTION OF DOCUMENTS..................................................................... 45

         20.      CONFIDENTIAL INFORMATION...................................................................... 46

         21.      SUBSTITUTION OF PURCHASER..................................................................... 47

         22.      MISCELLANEOUS................................................................................. 48
                  22.1     Successors and Assigns............................................................... 48
                  22.2     Payments Due on Non-Business Days.................................................... 48
                  22.3     Severability......................................................................... 48
                  22.4     Construction......................................................................... 48
                  22.5     Counterparts......................................................................... 48
                  22.6     Governing Law........................................................................ 48

Schedule A                 --       Information Relating to Purchasers
Schedule B                 --       Defined Terms
Schedule 4.9               --       Changes in Corporate Structure
Schedule 5.3               --       Disclosure Materials
Schedule 5.4               --       Subsidiaries of the Company and Ownership
                                    of Subsidiary Stock
Schedule 5.5               --       Financial Statements
Schedule 5.8               --       Certain Litigation
Schedule 5.11              --       Patents, etc.
Schedule 5.14              --       Use of Proceeds
Schedule 5.15              --       Existing Indebtedness and Liens
Schedule 5.19              --       Collateral

Exhibit A1        --       Form of 9.24% Series A Senior Secured Note due
                           2003
Exhibit A2        --       Form of 9.39% Series B Senior Secured Note due
                           2004
Exhibit B1        --       Form of Opinion of Special Counsel for the
                           Company and its Subsidiaries
Exhibit B2        --       Form of Opinion of Counsel for the Security
                           Trustee
Exhibit B3        --       Form of Opinion of Special Counsel for the
                           Purchasers
Exhibit C         --       Form of Trust Indenture

SPECTRAN CORPORATION                                     NOTE PURCHASE AGREEMENT

                           TABLE OF CONTENTS (CONT.)                     PAGE

Exhibit D         --       Form of Security Agreement
Exhibit E         --       Form of Patent Collateral Assignment
Exhibit F         --       Form of Trademark Security Agreement
Exhibit G         --       Form of Pledge Agreement
Exhibit H         --       Forms of Mortgages
Exhibit I         --       Form of Subsidiary Guaranty

SPECTRAN CORPORATION                                     NOTE PURCHASE AGREEMENT

                              SPECTRAN CORPORATION
                                  50 HALL ROAD
                         STURBRIDGE, MASSACHUSETTS 01566

            $16,000,000 9.24% SERIES A SENIOR SECURED NOTES DUE 2003
             $8,000,000 9.39% SERIES B SENIOR SECURED NOTES DUE 2004

                                                    Dated as of December 1, 1996

Massachusetts Mutual Life Insurance Company
1295 State Street
Springfield, MA 01111

Ladies and Gentlemen:

         SpecTran Corporation, a Delaware corporation (the "COMPANY"), agrees with you as follows:

1.       AUTHORIZATION OF NOTES

         The Company will authorize

                 (a) the issue and sale of $16,000,000 aggregate principal amount of its 9.24% Series A Senior Secured Notes due 2003 (together with all notes issued pursuant hereto in exchange or substitution thereof, the "SERIES A NOTES"), and

                 (b) the issue and sale of $8,000,000 aggregate principal amount of its 9.39% Series B Senior Secured Notes due 2004 (together with all notes issued pursuant hereto in exchange or substitution thereof, the "SERIES B NOTES");

(the Series A Notes and the Series B Notes referred to, collectively, as the "NOTES"). The Series A Notes and the Series B Notes shall be substantially in the forms set out in Exhibit A1 and Exhibit A2, respectively, with such changes therefrom, if any, as may be approved by you and the Company. Certain capitalized terms used in this Agreement are defined in SCHEDULE B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

2.       SALE AND PURCHASE OF NOTES

         Subject to the terms and conditions of this Agreement, the Company will issue and sell to you and you will purchase from the Company, at the Closing provided for in Section 3, Notes in the principal amount and the series specified opposite your name in SCHEDULE A at the purchase price of 100% of the principal amount thereof. Contemporaneously with entering into this Agreement, the Company is entering into separate Note Purchase Agreements (the "OTHER AGREEMENTS") identical with this Agreement with each of the other purchasers named in SCHEDULE A (the "OTHER PURCHASERS", you and the Other Purchasers collectively referred to as the "PURCHASERS"), providing for the sale at such Closing to each of the Other Purchasers of Notes in the principal amount and the series specified opposite its name in SCHEDULE A. Your obligation hereunder and the obligations of the Other Purchasers under the Other Agreements are several and not joint obligations and you shall have no obligation under any Other Agreement and no liability to any Person for the performance or non-performance by any Other Purchaser thereunder.


                                        1
SPECTRAN CORPORATION                                     NOTE PURCHASE AGREEMENT

                              SPECTRAN CORPORATION
                                  50 HALL ROAD
                         STURBRIDGE, MASSACHUSETTS 01566

            $16,000,000 9.24% SERIES A SENIOR SECURED NOTES DUE 2003
             $8,000,000 9.39% SERIES B SENIOR SECURED NOTES DUE 2004

                                                    Dated as of December 1, 1996

CM Life Insurance Company
c/o Massachusetts Mutual Life Insurance Company
1295 State Street
Springffield, MA 01111

Ladies and Gentlemen:

         SpecTran Corporation, a Delaware corporation (the "COMPANY"), agrees with you as follows:

1.       AUTHORIZATION OF NOTES

         The Company will authorize

                 (a) the issue and sale of $16,000,000 aggregate principal amount of its 9.24% Series A Senior Secured Notes due 2003 (together with all notes issued pursuant hereto in exchange or substitution thereof, the "SERIES A NOTES"), and

                 (b) the issue and sale of $8,000,000 aggregate principal amount of its 9.39% Series B Senior Secured Notes due 2004 (together with all notes issued pursuant hereto in exchange or substitution thereof, the "SERIES B NOTES");

(the Series A Notes and the Series B Notes referred to, collectively, as the "NOTES"). The Series A Notes and the Series B Notes shall be substantially in the forms set out in Exhibit A1 and Exhibit A2, respectively, with such changes therefrom, if any, as may be approved by you and the Company. Certain capitalized terms used in this Agreement are defined in SCHEDULE B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

2.       SALE AND PURCHASE OF NOTES

         Subject to the terms and conditions of this Agreement, the Company will issue and sell to you and you will purchase from the Company, at the Closing provided for in Section 3, Notes in the principal amount and the series specified opposite your name in SCHEDULE A at the purchase price of 100% of the principal amount thereof. Contemporaneously with entering into this Agreement, the Company is entering into separate Note Purchase Agreements (the "OTHER AGREEMENTS") identical with this Agreement with each of the other purchasers named in SCHEDULE A (the "OTHER PURCHASERS", you and the Other Purchasers collectively referred to as the "PURCHASERS"), providing for the sale at such Closing to each of the Other Purchasers of Notes in the principal amount and the series specified opposite its name in SCHEDULE A. Your obligation hereunder and the obligations of the Other Purchasers under the Other Agreements are several and not joint obligations and you shall have no obligation under any Other Agreement and no liability to any Person for the performance or non-performance by any Other Purchaser thereunder.


                                        1
SPECTRAN CORPORATION                                     NOTE PURCHASE AGREEMENT

                              SPECTRAN CORPORATION
                                  50 HALL ROAD
                         STURBRIDGE, MASSACHUSETTS 01566

            $16,000,000 9.24% SERIES A SENIOR SECURED NOTES DUE 2003
             $8,000,000 9.39% SERIES B SENIOR SECURED NOTES DUE 2004

                                                    Dated as of December 1, 1996

The Mutual Life Insurance Company of New York
1740 Broadway
New York, NY 10019

Ladies and Gentlemen:

         SpecTran Corporation, a Delaware corporation (the "COMPANY"), agrees with you as follows:

1.       AUTHORIZATION OF NOTES

         The Company will authorize

                 (a) the issue and sale of $16,000,000 aggregate principal amount of its 9.24% Series A Senior Secured Notes due 2003 (together with all notes issued pursuant hereto in exchange or substitution thereof, the "SERIES A NOTES"), and

                 (b) the issue and sale of $8,000,000 aggregate principal amount of its 9.39% Series B Senior Secured Notes due 2004 (together with all notes issued pursuant hereto in exchange or substitution thereof, the "SERIES B NOTES");

(the Series A Notes and the Series B Notes referred to, collectively, as the "NOTES"). The Series A Notes and the Series B Notes shall be substantially in the forms set out in Exhibit A1 and Exhibit A2, respectively, with such changes therefrom, if any, as may be approved by you and the Company. Certain capitalized terms used in this Agreement are defined in SCHEDULE B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

2.       SALE AND PURCHASE OF NOTES

         Subject to the terms and conditions of this Agreement, the Company will issue and sell to you and you will purchase from the Company, at the Closing provided for in Section 3, Notes in the principal amount and the series specified opposite your name in SCHEDULE A at the purchase price of 100% of the principal amount thereof. Contemporaneously with entering into this Agreement, the Company is entering into separate Note Purchase Agreements (the "OTHER AGREEMENTS") identical with this Agreement with each of the other purchasers named in SCHEDULE A (the "OTHER PURCHASERS", you and the Other Purchasers collectively referred to as the "PURCHASERS"), providing for the sale at such Closing to each of the Other Purchasers of Notes in the principal amount and the series specified opposite its name in SCHEDULE A. Your obligation hereunder and the obligations of the Other Purchasers under the Other Agreements are several and not joint obligations and you shall have no obligation under any Other Agreement and no liability to any Person for the performance or non-performance by any Other Purchaser thereunder.


                                        1
SPECTRAN CORPORATION                                     NOTE PURCHASE AGREEMENT

                              SPECTRAN CORPORATION
                                  50 HALL ROAD
                         STURBRIDGE, MASSACHUSETTS 01566

            $16,000,000 9.24% SERIES A SENIOR SECURED NOTES DUE 2003
             $8,000,000 9.39% SERIES B SENIOR SECURED NOTES DUE 2004

                                                    Dated as of December 1, 1996

Pacific Mutual Life Insurance Company
700 Newport Center Drive
Newport Beach, CA 92660

Ladies and Gentlemen:

         SpecTran Corporation, a Delaware corporation (the "COMPANY"), agrees with you as follows:

1.       AUTHORIZATION OF NOTES

         The Company will authorize

                 (a) the issue and sale of $16,000,000 aggregate principal amount of its 9.24% Series A Senior Secured Notes due 2003 (together with all notes issued pursuant hereto in exchange or substitution thereof, the "SERIES A NOTES"), and

                 (b) the issue and sale of $8,000,000 aggregate principal amount of its 9.39% Series B Senior Secured Notes due 2004 (together with all notes issued pursuant hereto in exchange or substitution thereof, the "SERIES B NOTES");

(the Series A Notes and the Series B Notes referred to, collectively, as the "NOTES"). The Series A Notes and the Series B Notes shall be substantially in the forms set out in Exhibit A1 and Exhibit A2, respectively, with such changes therefrom, if any, as may be approved by you and the Company. Certain capitalized terms used in this Agreement are defined in SCHEDULE B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

2.       SALE AND PURCHASE OF NOTES

         Subject to the terms and conditions of this Agreement, the Company will issue and sell to you and you will purchase from the Company, at the Closing provided for in Section 3, Notes in the principal amount and the series specified opposite your name in SCHEDULE A at the purchase price of 100% of the principal amount thereof. Contemporaneously with entering into this Agreement, the Company is entering into separate Note Purchase Agreements (the "OTHER AGREEMENTS") identical with this Agreement with each of the other purchasers named in SCHEDULE A (the "OTHER PURCHASERS", you and the Other Purchasers collectively referred to as the "PURCHASERS"), providing for the sale at such Closing to each of the Other Purchasers of Notes in the principal amount and the series specified opposite its name in SCHEDULE A. Your obligation hereunder and the obligations of the Other Purchasers under the Other Agreements are several and not joint obligations and you shall have no obligation under any Other Agreement and no liability to any Person for the performance or non-performance by any Other Purchaser thereunder.


                                        1
SPECTRAN CORPORATION                                     NOTE PURCHASE AGREEMENT

                                                                     3.  CLOSING

3.       CLOSING

         The sale and purchase of the Notes to be purchased by you and the Other Purchasers shall occur at the offices of Hebb & Gitlin at 10:00 a.m., local time, at a closing (the "CLOSING") on December 26, 1996 (the "CLOSING DATE") or on such other Business Day thereafter on or prior to January 15, 1997, as may be agreed upon by the Company and you and the Other Purchasers. At the Closing the Company will deliver to you the Notes of the series to be purchased by you in the form of a single Note (or such greater number of Notes in denominations of at least $100,000 as you may request) dated the date of the Closing and registered in your name (or in the name of your nominee), against delivery by you to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company, as directed in writing by the Company. If at the Closing the Company shall fail to tender such Notes to you as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment.

4.       CONDITIONS TO CLOSING

         Your obligation to purchase and pay for the Notes to be sold to you at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the following conditions:

         4.1     REPRESENTATIONS AND WARRANTIES.

         The representations and warranties of the Company in the Financing Documents shall be correct when made and at the time of the Closing.

         4.2     PERFORMANCE; NO DEFAULT.

         The Company shall have performed and complied with all agreements and conditions contained in the Financing Documents required to be performed or complied with by it prior to or at the Closing and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by SCHEDULE 5.14) no Default or Event of Default shall have occurred and be continuing. Neither the Company nor any Subsidiary shall have entered into any transaction since September 30, 1996 that would have been prohibited by Section 10.1, Section 10.5 or Section 10.7 had such Sections applied since such date.

         4.3     COMPLIANCE CERTIFICATES.

                  (a) OFFICER'S CERTIFICATE. The company shall have delivered to you an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Section 4.1, Section 4.2 and Section
         4.9 have been fulfilled.

                  (b) COMPANY SECRETARY'S CERTIFICATE. The Company shall have delivered to you a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes, this Agreement and the Security Documents to which the Company is a party.

                                       2
SPECTRAN CORPORATION                                     NOTE PURCHASE AGREEMENT

                                                        4. CONDITIONS TO CLOSING



                  (c) SUBSIDIARY SECRETARY'S CERTIFICATES. Each Subsidiary shall have delivered to you a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Security Documents to which such Subsidiary is a party.

         4.4     OPINIONS OF COUNSEL.

         You shall have received opinions in form and substance satisfactory to you, dated the date of the Closing

                  (a) from Hackmyer & Nordlicht, counsel for the Company, covering the matters set forth in Exhibit B1,

                  (b) from Orr & Reno, counsel for the Security Trustee, covering the matters set forth in Exhibit B2, and

                  (c) from Hebb & Gitlin, your special counsel in connection with such transactions, substantially in the form set forth in Exhibit B3.

         4.5     PURCHASE PERMITTED BY APPLICABLE LAW, ETC.

         On the date of the Closing your purchase of Notes shall

                  (a) be permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment,

                  (b) not violate any applicable law or regulation (including, without limitation, Regulation G, Regulation T or Regulation X of the Board of Governors of the Federal Reserve System) and

                  (c) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof.

If requested by you, you shall have received an Officer's Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

         4.6     SALE OF OTHER NOTES.

         Contemporaneously with the Closing the Company shall sell to the Other Purchasers and the Other Purchasers shall purchase the Notes of the series to be purchased by them at the Closing as specified in SCHEDULE A.



                                       3
SPECTRAN CORPORATION                                     NOTE PURCHASE AGREEMENT

                                                         4 CONDITIONS TO CLOSING



         4.7     PAYMENT OF SPECIAL COUNSEL FEES.

         Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the fees, charges and disbursements of your special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.

         4.8     PRIVATE PLACEMENT NUMBERS.

         A Private Placement number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for each series of Notes.

         4.9     CHANGES IN CORPORATE STRUCTURE.

         Except as specified in SCHEDULE 4.9, the Company shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in SCHEDULE 5.5.

         4.10    COLLATERAL.

                  (a) TRUST INDENTURE. The Trust Indenture substantially in the form of Exhibit C (as amended from time to time, the "TRUST INDENTURE") shall be duly executed and delivered by the parties thereto, and a copy thereof evidencing such due execution and delivery shall be delivered to you, certified as true and correct by the Company.

                  (b) SECURITY AGREEMENT. A Security Agreement substantially in the form of Exhibit D (as amended from time to time, the "SECURITY AGREEMENT") shall be duly executed and delivered by each of the Company and its Subsidiaries, and the other parties thereto, and copies thereof evidencing such due execution and delivery shall be delivered to you, certified as true and correct by the Company.

                  (c) PATENT COLLATERAL ASSIGNMENT. A Patent Collateral Assignment substantially in the form of Exhibit E (as amended from time to time, the "PATENT COLLATERAL ASSIGNMENT") shall be duly executed and delivered by each of the Company and its Subsidiaries, and the other parties thereto, and a copy thereof evidencing such due execution and delivery shall be delivered to you, certified as true and correct by the Company.

                  (d) TRADEMARK SECURITY AGREEMENT. A Trademark Security Agreement substantially in the form of Exhibit F (as amended from time to time, the "TRADEMARK SECURITY AGREEMENT") shall be duly executed and delivered by each of the Company and its Subsidiaries, and the other parties thereto, and a copy thereof evidencing such due execution and delivery shall be delivered to you, certified as true and correct by the Company. A trademark assignment substantially in the form of
         Exhibit 1 to the Trademark Security Agreement shall be duly executed and delivered by each of the Company and its Subsidiaries, and a copy of each thereof evidencing such due execution and delivery shall be delivered to you, certified as true and correct by the Company.

                                       4
SPECTRAN CORPORATION                                     NOTE PURCHASE AGREEMENT

                                                        4  CONDITIONS TO CLOSING


                  (e) PLEDGE AGREEMENT. The Pledge Agreement substantially in the form of Exhibit G (as amended from time to time, the "PLEDGE AGREEMENT") shall be duly executed and delivered by the parties thereto, and a copy thereof evidencing such due execution and delivery shall be delivered to you, certified as true and correct by the Company. All stock certificates and undated stock powers executed in blank required to be executed and delivered by the Company to the Security Trustee by the terms of the Pledge Agreement shall have been so delivered, and the Company shall provide you with copies thereof, certified as true and correct by the Company.

                  (f) PERFECTION OF LIENS. All actions necessary to perfect the Liens of the Security Trustee in the Collateral to be granted on or prior to the Closing Date (including, without limitation, the filing of all appropriate Uniform Commercial Code financing statements, the recording of all appropriate documents with public officials (including, without limitation, the United States Patent and Trademark Office), the payment of all fees and taxes and the delivery of all appropriate stock certificates together with undated stock powers executed in blank to the Security Trustee) shall have been taken in accordance with the provisions of the Security Documents.

                  (g) TERMINATION OR ASSIGNMENT OF EXISTING LIENS. All actions necessary to terminate, release or assign to the Security Trustee any and all Liens (including all mortgages) on all properties of the Company and its Subsidiaries, other than Liens permitted under Section 10.3, shall have been taken in accordance with the provisions of the Security Documents, including, without limitation, the filing of all appropriate Uniform Commercial Code termination statements, the recording of all appropriate mortgage releases, the recording of all other appropriate documents with public officials (including, without limitation, the United States Patent and Trademark Office) and the return of all appropriate stock certificates together with undated stock powers executed in blank to the Company for delivery to the Security Trustee.

                  (h) REAL PROPERTY.

                           (i) MORTGAGE. You shall have received a copy of each
                  Mortgage substantially in the applicable form set forth in Exhibit H (as amended from time to time, collectively, the "MORTGAGES"), certified as true and correct by the Company. Each Mortgage shall have been

                                    (A) duly executed and delivered by the
                           parties thereto, and the copy delivered to you shall evidence such duly authorized execution and delivery, and

                                    (B) filed in the appropriate public
                           recording offices, have had all necessary fees paid, and the copy delivered to you shall evidence on its face proper recording in the appropriate public recording offices and the payment of all necessary fees.

                           (ii) LEASEHOLDS. The Company shall have delivered a
                  copy of each


                                       5
SPECTRAN CORPORATION                                     NOTE PURCHASE AGREEMENT

                                                         4 CONDITIONS TO CLOSING



                  lease in respect of any leasehold interest of the Company or any Subsidiary in any real property, certified as true and correct by the Company.


         4.11    SUBSIDIARY GUARANTY.

         A Subsidiary Guaranty substantially in the form of Exhibit I (as amended from time to time, the "SUBSIDIARY GUARANTY") shall have been duly executed and delivered to you by authorized officers of each Subsidiary on its behalf.

         4.12    PROCEEDINGS AND DOCUMENTS.

         All corporate and other proceedings in connection with the transactions contemplated by the Financing Documents and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

5.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to you that:

         5.1     ORGANIZATION; POWER AND AUTHORITY.

         Each of the Company and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each of the Company and its Subsidiaries has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver the Financing Documents to which it is a party and to perform the provisions thereof.

         5.2     AUTHORIZATION, ETC.

                 (a) THE COMPANY. The Financing Documents to which the Company is a party have been duly authorized by all necessary corporate action on the part of the Company, and such Financing Documents constitute, legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by

                           (i) applicable bankruptcy, insolvency,
                  reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and

                          (ii) general principles of equity (regardless of
                 whether such enforceability is considered in a proceeding in equity or at law).

                 (b) THE SUBSIDIARIES. The Security Documents to which each Subsidiary is a party have been duly authorized by all necessary corporate action on the part of each



                                       6
SPECTRAN CORPORATION                                     NOTE PURCHASE AGREEMENT

                                5 REPRESENTATIONS AND WARRANTIES OF THE COMPANY


         such Subsidiary, and such Security Documents constitute legal, valid and binding obligations of each such Subsidiary enforceable against each such Subsidiary in accordance with their respective terms, except as such enforceability may be limited by

                           (i) applicable bankruptcy, insolvency,
                  reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and

                           (ii) general principles of equity (regardless of
                  whether such enforceability is considered in a proceeding in equity or at law).

         5.3      DISCLOSURE.

         The Company, through its agent, Fleet Corporate Finance, has delivered to you and each Other Purchaser copies of the reports it has filed with the Securities and Exchange Commission for the past three years and such other documents listed on SCHEDULE 5.3 hereto (the "DISCLOSURE MATERIALS"). Except as disclosed in SCHEDULE 5.3, the Disclosure Materials and the Financing Documents, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Disclosure Materials or as expressly described in SCHEDULE 5.3, or in the financial statements listed in SCHEDULE 5.5, since December 31, 1995, there has been no change in the financial condition, operations, business or properties of the Company or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Materials.

         5.4      ORGANIZATION AND OWNERSHIP OF SHARES OF SUBSIDIARIES;
                  AFFILIATES.

                  (a) SCHEDULE 5.4 contains (except as noted therein) complete and correct lists

                           (i) of the Company's Subsidiaries, showing, as to
                  each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary,

                           (ii) of the Company's Affiliates, other than
                  Subsidiaries (relying on copies of Schedule 13D submitted to the Company), and

                           (iii) of the Company's directors and senior officers.

                 (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in SCHEDULE 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in SCHEDULE 5.4).

                 (c) No Subsidiary is a party to, or otherwise subject to any legal restriction or any agreement (other than this Agreement, the agreements listed on SCHEDULE 5.4 and customary limitations imposed by corporate law statutes) restricting the ability of such


                                       7
SPECTRAN CORPORATION                                     NOTE PURCHASE AGREEMENT

                                5 REPRESENTATIONS AND WARRANTIES OF THE COMPANY


         Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

         5.5     FINANCIAL STATEMENTS.

         The Company has delivered to each Purchaser copies of the financial statements of the Company and its Subsidiaries listed on SCHEDULE 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

         5.6     COMPLIANCE WITH LAWS, OTHER INSTRUMENTS, ETC.

         The execution, delivery and performance by the Company and its Subsidiaries of the Financing Documents to which each such Person is a party, will not

                  (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected,

                 (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary, or

                 (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary, which violations in the aggregate could reasonably be expected to have a Material Adverse Effect.

         5.7     GOVERNMENTAL AUTHORIZATIONS, ETC.

         No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company or any Subsidiary of the Financing Documents.

         5.8     LITIGATION; OBSERVANCE OF AGREEMENTS, STATUTES AND ORDERS.

                 (a) Except as disclosed in SCHEDULE 5.8, there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.


                                       8
SPECTRAN CORPORATION                                     NOTE PURCHASE AGREEMENT

                                5 REPRESENTATIONS AND WARRANTIES OF THE COMPANY



                 (b) Neither the Company nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         5.9     TAXES.

         The Company and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments

                  (a) the amount of which is not individually or in the aggregate Material or

                 (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP.

The Company knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate. The Federal income tax liabilities of the Company and its Subsidiaries have been paid for all fiscal years up to and including the fiscal year ended December 31, 1995.

         5.10    TITLE TO PROPERTY; LEASES.

         The Company and its Subsidiaries have good title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

         5.11    LICENSES, PERMITS, ETC.

         Except as disclosed in SCHEDULE 5.11,

                 (a) the Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, pending patents, copyright, service marks, trademarks, trade names or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others;

                 (b) to the reasonable knowledge of the Company, no product of the Company or any of its Subsidiaries infringes in any material respect any license, permit, franchise,


                                       9
SPECTRAN CORPORATION                                     NOTE PURCHASE AGREEMENT

                                5 REPRESENTATIONS AND WARRANTIES OF THE COMPANY



         authorization, patent, pending patent, copyright, service mark, trademark, trade name or other right owned by any other Person;

                 (c) to the reasonable knowledge of the Company, there is no Material violation by any Person of any right of the Company or any of its Subsidiaries with respect to any patent, pending patent, copyright, service mark, trademark, trade name or other right owned or used by the Company or any of its Subsidiaries; and

                 (d) all filings in federal and state offices (including, without limitation, the United States Patent and Trademark Office) in respect of all such patents, pending patents, copyrights, service marks, trademarks and tradenames, and licenses with respect thereto, necessary to protect the rights therein of the Company and its Subsidiaries against third parties, have been made.

         5.12    COMPLIANCE WITH ERISA.

                 (a) COMPLIANCE WITH LAW. The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or Title IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or Title IV of ERISA or to such penalty or excise tax provisions or to section 401(a)(29) or section 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

                  (b) BENEFIT LIABILITIES. The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities by more than $600,000 in the aggregate for all Plans. The term "BENEFIT LIABILITIES" has the meaning specified in section 4001 of ERISA and the terms "CURRENT VALUE" and "PRESENT VALUE" have the meaning specified in section 3 of ERISA.

                 (c) WITHDRAWAL LIABILITIES. The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

                 (d) POSTRETIREMENT BENEFITS. The expected postretirement benefit obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the
         Code) of the Company and its Subsidiaries is not Material.


                                       10
SPECTRAN CORPORATION                                     NOTE PURCHASE AGREEMENT

                                5 REPRESENTATIONS AND WARRANTIES OF THE COMPANY



                 (e) PROHIBITED TRANSACTIONS. The execution and delivery of the Financing Documents and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A) through section 4975(c)(1)(D), inclusive, of the Code. The representation by the Company in the first sentence of this Section 5.12(e) is made in reliance upon and subject to

                           (i) the accuracy of your representation in Section
                  6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by you and

                          (ii) the assumption, made solely for the purpose of
                 making such representation, that Department of Labor Prohibited Transaction Exemption 95-60 (60 FR 35925, July 12, 1995) with respect to prohibited transactions remains valid in the circumstances of the transactions contemplated herein.

         5.13    PRIVATE OFFERING BY THE COMPANY.

         Neither the Company nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than you, the Other Purchasers and not more than 20 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of section 5 of the Securities Act.

         5.14    USE OF PROCEEDS; MARGIN REGULATIONS.

         The Company will apply the proceeds of the sale of the Notes as set forth in SCHEDULE 5.14. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation G of the Board of Governors of the Federal Reserve System (12 CFR 207), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 5% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 5% of the value of such consolidated assets. As used in this Section, the terms "MARGIN STOCK" and "PURPOSE OF BUYING OR CARRYING" shall have the meanings assigned to them in said Regulation G.

         5.15    EXISTING INDEBTEDNESS; FUTURE LIENS.

                 (a) Except as described therein, SCHEDULE 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of the Closing Date (indicating as to each such Indebtedness the collateral, if any, securing such Indebtedness), since which date there has been no Material change in the amounts, interest rates, sinking funds, instalment payments or maturities of the Indebtedness of the Company or its Subsidiaries. Neither the Company nor any Subsidiary is in default and

                                       11
SPECTRAN CORPORATION                                     NOTE PURCHASE AGREEMENT

                                5 REPRESENTATIONS AND WARRANTIES OF THE COMPANY



         no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

                 (b) Except as disclosed in SCHEDULE 5.15, neither the Company nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.3.

         5.16    FOREIGN ASSETS CONTROL REGULATIONS, ETC.

         The Company's use of the proceeds of the sale of the Notes will not violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

         5.17    STATUS UNDER CERTAIN STATUTES.

         Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, or the Public Utility Holding Company Act of 1935, as amended.

         5.18    ENVIRONMENTAL MATTERS.

         Neither the Company nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Company or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect. Except as otherwise disclosed to you in writing,

                 (a) neither the Company nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect;

                 (b) neither the Company nor any of its Subsidiaries has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them or disposed of any Hazardous Materials in a manner contrary to any Environmental Laws, in each case in any manner that could reasonably be expected to result in a Material Adverse Effect; and


                                       12
SPECTRAN CORPORATION                                     NOTE PURCHASE AGREEMENT

                                5 REPRESENTATIONS AND WARRANTIES OF THE COMPANY



                 (c) all buildings on all real properties now owned, leased or operated by the Company or any of its Subsidiaries are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

         5.19    COLLATERAL.

                 (a)      REPRESENTATIONS REGARDING COLLATERAL.

                          (i)     UNIFORM COMMERCIAL CODE MATTERS.

                                  (A)      SCHEDULE 5.19(a)(i) sets forth

                                           (I) the legal name of each of the
                                  Company and its Subsidiaries,

                                           (II) the address of the principal
                                  executive office of each of the Company and its Subsidiaries,

                                           (III) each county and state where
                                  personal property of the Company and its Subsidiaries is located, and

                                           (IV) each security interest in
                                  personal property of the Company and its Subsidiaries.

                                  (B) Neither the Company nor any of its
                                  Subsidiaries has


                                           (I) changed its legal name, or
                                  operated all or a portion of its business under any name other than such name,

                                           (II) moved its principal executive
                                  office from the location listed on SCHEDULE
                                  5.19(a)(i) since July 1, 1996, or

                                           (III) moved any item of personal
                                  property in which it has an interest and that has a Fair Market Value in excess of $10,000 from the county where such personal property was located on July 1, 1996, other than inventory sold in the ordinary course of business.

                          (ii) INTELLECTUAL PROPERTY. SCHEDULE 5.19(a)(ii)
                 contains a complete list and brief description of all patents, trademarks, trade names, service marks, trade secrets and copyrights, and license agreements relating to patent rights, trademark rights, trade name rights, service mark rights, trade secrets, and copyrights owned or licensed by the Company or any of its Subsidiaries, and indicates the date of expiration thereof. The Company has provided you with true and correct copies of each of the items listed on SCHEDULE 5.19(a)(ii).

                          (iii) REAL PROPERTY. SCHEDULE 5.19(a)(iii) sets forth
                 the address of, nature and use of, and each interest in, real property held by the Company and


                                       13
SPECTRAN CORPORATION                                     NOTE PURCHASE AGREEMENT

                                5 REPRESENTATIONS AND WARRANTIES OF THE COMPANY



                  its Subsidiaries and, together with the Mortgages, set forth the names of the holders of, and describes, each other interest in, such real property (whether as lessor, lessee, mortgagee, mortgagor, fee holder, or otherwise). The property descriptions attached to the Mortgages are complete and correct.

                           (iv) EQUITY IN SUBSIDIARIES. SCHEDULE 5.19(a)(iv)
                  contains a complete list of all equity securities and evidences of indebtedness issued by each of the Company's Subsidiaries and owned by the Company.

                 (b)      SECURITY DOCUMENTS.

                          (i)     MORTGAGES.  The Mortgages

                                  (A) have been recorded as indicated on
                          SCHEDULE 5.19(b)(i) in the land records listed on
                          SCHEDULE 5.19(b)(i), and all taxes, recording fees and other fees and charges required by applicable law to be paid in connection therewith have been duly paid in full, and

                                  (B) create a valid first priority Lien in and
                          to the property described therein in favor of the Security Trustee subject to no other Liens except to the extent permitted by Section 10.3.

                          (ii) SECURITY AGREEMENT. The Security Agreement
                 creates (after filing UCC-1 financing statements as therein provided) a valid and perfected first priority Lien in and to the Collateral (as defined in the Security Agreement) in favor of the Security Trustee subject to no Liens except to the extent permitted by Section 10.3. All UCC-1 financing statements required by the Security Agreement to be filed with public recording offices have been so filed, and all taxes, recording fees and other fees and charges required by applicable law to be paid in connection therewith have been duly paid in full.

                           (iii) PATENT COLLATERAL ASSIGNMENT. The Patent
                  Collateral Assignment

                                  (A) creates (upon the filing thereof with the
                          United States Patent and Trademark Office and the filing of UCC-1 financing statements as therein provided) a valid and perfected first priority Lien in and to the Collateral (as defined in the Patent Collateral Assignment) in favor of the Security Trustee subject to no Liens except to the extent permitted by Section 10.3, and

                                  (B) has been duly filed with the United States
                           Patent and Trademark Office and all taxes, recording fees and other fees due in connection therewith have been paid. All UCC-1 financing statements required by the Patent Collateral Assignment to be filed with public recording offices have been so filed, and all taxes, recording fees and other fees and charges required by applicable law to be paid in connection therewith have been duly paid in full.


                                       14
SPECTRAN CORPORATION                                     NOTE PURCHASE AGREEMENT

                                5 REPRESENTATIONS AND WARRANTIES OF THE COMPANY



                           (iv) TRADEMARK SECURITY AGREEMENT. The Trademark
                  Security Agreement

                                  (A) creates (upon the filing thereof with the
                          United States Patent and Trademark Office and the filing of UCC-1 financing statements as therein provided) a valid and perfected first priority Lien in and to the Collateral (as defined in the Trademark Security Agreement) in favor of the Security Trustee subject to no Liens except to the extent permitted by
                          Section 10.3.

                                  (B) has been duly filed with the United States
                          Patent and Trademark Office and all taxes, recording fees and other fees due in connection therewith have been paid. All UCC-1 financing statements required by the Trademark Security Agreement to be filed with public recording offices have been so filed, and all taxes, recording fees and other fees and charges required by applicable law to be paid in connection therewith have been duly paid in full.

                          (v) PLEDGE AGREEMENT. The Pledge Agreement creates
                 (upon delivery of the Collateral (as defined in the Pledge Agreement) to the Security Trustee) a valid and perfected first priority Lien in and to the Collateral (as defined in the Pledge Agreement) in favor of the Security Trustee subject to no Liens, except to the extent permitted by Section 10.3. All certificates and documents constituting Collateral (as defined in the Pledge Agreement) have been delivered to the Security Trustee, together with all related blank bond powers and stock powers.

                  (c) WARRANTIES AND REPRESENTATIONS TRUE. All warranties and representations made in each of the Security Documents are true and correct as of the Closing Date.

6.       REPRESENTATIONS OF THE PURCHASER

         6.1     PURCHASE FOR INVESTMENT.

         You represent that you are an Accredited Investor as defined in Regulation D promulgated under the Securities Act and are purchasing the Notes for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof, nor will you act in any way that would constitute you as an underwriter within the meaning of the Securities Act, with respect to the Notes, provided that the disposition of your or their property shall at all times be within your or their control, subject to applicable laws. You understand that the Notes have not been registered under the Securities Act or any state securities laws and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.


                                       15
SPECTRAN CORPORATION                                     NOTE PURCHASE AGREEMENT

                                        6  REPRESENTATIONS OF THE PURCHASER


         6.2     SOURCE OF FUNDS.

         You represent that at least one of the following statements is an accurate representation as to each source of funds (a "SOURCE") to be used by you to pay the purchase price of the Notes to be purchased by you hereunder:

                 (a) the Source is an "insurance company general account" as defined in Department of Labor Prohibited Transaction Exemption 95-60 (60 FR 35925, July 12, 1995) and in respect thereof you represent that there is no "employee benefit plan" (as defined in section 3(3) of ERISA and section 4975(e)(1) of the IRC, treating as a single plan all plans maintained by the same employer or employee organization or affiliate thereof) with respect to which the amount of the general account reserves and liabilities of all contracts held by or on behalf of such plan exceed 10% of the total reserves and liabilities of such general account (exclusive of separate account liabilities) plus surplus, as set forth in the NAIC Annual Statement filed with your state of domicile, and that such acquisition is eligible for and satisfies the other requirements of such exemption; or

                 (b) if you are an insurance company, the Source does not include assets allocated to any separate account maintained by you in which any employee benefit plan (or its related trust) has any interest, other than a separate account that is maintained solely in connection with your fixed contractual obligations under which the amounts payable, or credited, to such plan and to any participant or beneficiary of such plan (including any annuitant) are not affected in any manner by the investment performance of the separate account; or

                 (c)      the Source is either

                           (i) an insurance company pooled separate account,
                  within the meaning of Prohibited Transaction Exemption ("PTE") 90-1 (issued January 29, 1990), or

                          (ii) a bank collective investment fund, within the
                 meaning of the PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Company in writing pursuant to this paragraph (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

                 (d) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and


                                       16
SPECTRAN CORPORATION                                     NOTE PURCHASE AGREEMENT

                                        6  REPRESENTATIONS OF THE PURCHASER



                          (i)  the identity of such QPAM and

                          (ii) the names of all employee benefit plans whose
                 assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (d); or

                 (e) the Source is a governmental plan; or

                 (f) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (f); or

                 (g) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms "EMPLOYEE BENEFIT PLAN", "GOVERNMENTAL PLAN", "PARTY IN INTEREST" and "SEPARATE ACCOUNT" shall have the respective meanings assigned to such terms in section 3 of ERISA.

7.       INFORMATION AS TO COMPANY

         7.1     FINANCIAL AND BUSINESS INFORMATION.

         The Company shall deliver to each holder of Notes that is an Institutional Investor:

                  (a) QUARTERLY STATEMENTS - within 45 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

                            (i) a consolidated and consolidating balance sheet
                  of the Company and its Subsidiaries as at the end of such quarter, and

                           (ii) consolidated and consolidating statements of
                  operations, stockholders' equity and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a);

                  (b) ANNUAL STATEMENTS -- within 90 days after the end of each fiscal year of the Company, duplicate copies of,


                                       17
SPECTRAN CORPORATION                                     NOTE PURCHASE AGREEMENT

                                                  7  INFORMATION AS TO COMPANY


                           (i) a consolidated and consolidating balance sheet of
                  the Company and its Subsidiaries, as at the end of such year, and

                           (ii) consolidated and consolidating statements of
                  operations, stockholders' equity and cash flows of the Company and its Subsidiaries, for such year,

         setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by

                     (A) an opinion thereon of independent certified public
                 accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, and

                     (B) a certificate of such accountants stating that
                 they have reviewed the this Agreement and stating further whether, in making their audit, they have become aware of any condition or event that then constitutes a Default or an Event of Default, and, if they are aware that any such condition or event then exists, specifying the nature and period of the existence thereof (it being understood that such accountants shall not be liable, directly or indirectly, for any failure to obtain knowledge of any Default or Event of Default unless such accountants should have obtained knowledge thereof in making an audit in accordance with generally accepted auditing standards or did not make such an audit), provided that the delivery within the time period specified above of the Company's Annual Report on Form 10-K for such fiscal year (together with the Company's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission, together with the accountant's certificate described in clause (B) above, shall be deemed to satisfy the requirements of this Section 7.1(b);

                  (c) SEC AND OTHER REPORTS -- promptly upon their becoming available, one copy of

                           (i) each financial statement, report, notice or proxy
                  statement sent by the Company or any Subsidiary to public securities holders generally, and

                           (ii) each regular or periodic report, each
                  registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company or any Subsidiary with the Securities and Exchange Commission and of all press releases and other statements made available generally by the Company or any Subsidiary to the public concerning developments that are Material;



SPECTRAN CORPORATION                  18                 NOTE PURCHASE AGREEMENT

                                                  7  INFORMATION AS TO COMPANY



                 (d) NOTICE OF DEFAULT OR EVENT OF DEFAULT -- promptly, and in any event within five days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in
         Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

                 (e) ERISA MATTERS -- promptly, and in any event within five days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

                          (i) with respect to any Plan, any reportable event, as
                 defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

                          (ii) the taking by the PBGC of steps to institute, or
                 the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

                          (iii) any event, transaction or condition that could
                 result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

                 (f) NOTICES FROM GOVERNMENTAL AUTHORITY -- promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect; and

                 (g) REQUESTED INFORMATION -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes.



SPECTRAN CORPORATION                  19                 NOTE PURCHASE AGREEMENT

                                                    7  INFORMATION AS TO COMPANY



         7.2     OFFICER'S CERTIFICATE.

         Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer setting forth:

                 (a) COVENANT COMPLIANCE -- the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Section 10.4 through Section 10.7, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section , where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections , and the calculation of the amount, ratio or percentage then in existence); and

                 (b) EVENT OF DEFAULT -- a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

         7.3     INSPECTION.

         The Company shall permit the representatives of each holder of Notes that is an Institutional Investor:

                 (a) NO DEFAULT -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company's officers, and (with the consent of the Company, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

                 (b) DEFAULT -- if a Default or Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.



SPECTRAN CORPORATION                 20                  NOTE PURCHASE AGREEMENT

                                                      8 PREPAYMENT OF THE NOTES

8.       PREPAYMENT OF THE NOTES

         8.1     REQUIRED PREPAYMENTS.

                 (a) SERIES A NOTES. On December 26, 1999 and on each December 26 thereafter to and including December 26, 2002, the Company will prepay $3,200,000 principal amount (or such lesser principal amount as shall then be outstanding) of the Series A Notes at par and without payment of the Make-Whole Amount provided that the principal amount of the Series A Notes prepaid or purchased in connection with any partial prepayment of the Series A Notes pursuant to Section 8.2 or Section 8.3 shall be applied against and reduce the principal amount of each required prepayment of the Series A Notes becoming due under this
         Section 8.1(a) on and after the date of such prepayment or purchase in inverse order of maturity.

                 (b) SERIES B NOTES. On December 26, 2000 and on each December 26 thereafter to and including December 26, 2003, the Company will prepay $1,600,000 principal amount (or such lesser principal amount as shall then be outstanding) of the Series B Notes at par and without payment of the Make-Whole Amount provided that the principal amount of the Series B Notes prepaid or purchased in connection with any partial prepayment of the Series B Notes pursuant to Section 8.2 or Section 8.3 shall be applied against and reduce the principal amount of each required prepayment of the Series B Notes becoming due under this
         Section 8.1(b) on and after the date of such prepayment or purchase in inverse order of maturity.

         8.2     OPTIONAL PREPAYMENTS WITH MAKE-WHOLE AMOUNT.

         The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than 10% of the aggregate principal amount of the Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall

                 (a) specify such date,

                 (b) refer to this Section 8.2,

                 (c) specify the aggregate principal amount of the Notes to be prepaid on such date,

                 (d) specify the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.6), and

                 (e) specify the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice


SPECTRAN CORPORATION                  21                NOTE PURCHASE AGREEMENT

                                                      8 PREPAYMENT OF THE NOTES


were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

         8.3     OPTIONAL PREPAYMENT OF NOTES WITHOUT MAKE-WHOLE AMOUNT.

         The Company may, at its option, upon notice as provided below, on December 26, 2001 and on any December 26 thereafter prepay up to $3,000,000 principal amount of the Notes (without distinction between series) at par and without payment of the Make-Whole Amount provided that a prepayment under this
Section 8.3 may be made only once, regardless of the amount of the prepayment. The Company will give each holder of Notes written notice of an optional prepayment under this Section 8.3 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Such notice shall

                 (a) specify such date,

                 (b) refer to this Section 8.3,

                 (c) specify the aggregate principal amount of the Notes to be prepaid on such date, and the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.6), and

                 (d) specify the interest to be paid on the prepayment date with respect to such principal amount being prepaid.

         8.4     CHANGE IN CONTROL.

                 (a) NOTICE OF CHANGE IN CONTROL OR CONTROL EVENT. The Company will, within 5 Business Days after any Responsible Officer has knowledge of the occurrence of any Change in Control or Control Event, give written notice of such Change in Control or Control Event to each holder of Notes unless notice in respect of such Change in Control (or the Change in Control contemplated by such Control Event) shall have been given pursuant to Section 8.4(b). If a Change in Control has occurred, such notice shall contain and constitute an offer to prepay Notes as described in Section 8.4(c) and shall be accompanied by the certificate described in Section 8.4(g).

                 (b) CONDITION TO COMPANY ACTION. The Company will not take any action that consummates or finalizes a Change in Control unless

                          (i) at least 15 Business Days prior to such action it
                 shall have given to each holder of Notes written notice containing and constituting an offer to prepay Notes as described in Section 8.4(c), accompanied by the certificate described in Section 8.4(g), and

                          (ii) contemporaneously with such action, it prepays
                 all Notes required to be prepaid in accordance with this
                 Section 8.4.


SPECTRAN CORPORATION                  22                NOTE PURCHASE AGREEMENT

                                                      8 PREPAYMENT OF THE NOTES

                 (c) OFFER TO PREPAY NOTES. The offer to prepay Notes contemplated by Section 8.4(a) and Section 8.4(b) shall be an offer to prepay, in accordance with and subject to this Section 8.4, all, but not less than all, the Notes held by each holder (in this case only, "holder" in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such offer (the "PROPOSED PREPAYMENT DATE"), without distinction between series. If such Proposed Prepayment Date is in connection with an offer contemplated by Section 8.4(a), such date shall be not less than 15 Business Days and not more than 20 Business Days after the date of such offer (if the Proposed Prepayment Date shall not be specified in such offer, the Proposed Prepayment Date shall be the 20th Business Day after the date of such offer).

                 (d) ACCEPTANCE; REJECTION. A holder of Notes may accept the offer to prepay made pursuant to this Section 8.4 by causing a notice of such acceptance to be delivered to the Company at least 2 days prior to the Proposed Prepayment Date. A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.4 shall be deemed to constitute an acceptance of such offer by such holder.

                 (e) PREPAYMENT. Prepayment of the Notes to be prepaid pursuant to this Section 8.4 shall be at 100% of the principal amount of such Notes, plus, subject to Section 8.4(h), the Make-Whole Amount determined for the date of prepayment with respect to such principal amount, together with interest on such Notes accrued to the date of prepayment. On the Business Day preceding the date of prepayment, the Company shall deliver to each holder of Notes being prepaid a statement showing the Make-Whole Amount, if any, due in connection with such prepayment and setting forth the details of the computation of such amount. The prepayment shall be made on the Proposed Prepayment Date except as provided in Section 8.4(f).

                 (f) DEFERRAL PENDING CHANGE IN CONTROL. The obligation of the Company to prepay Notes pursuant to the offers accepted in accordance with Section 8.4(d) is subject to the occurrence of the Change in Control in respect of which such offers and acceptances shall have been made. In the event that such Change in Control does not occur on the Proposed Prepayment Date in respect thereof, the prepayment shall be deferred until and shall be made on the date on which such Change in Control occurs. The Company shall keep each holder of Notes reasonably and timely informed of

                           (i) any such deferral of the date of prepayment,

                           (ii) the date on which such Change in Control and the
                  prepayment are expected to occur, and

                           (iii) any determination by the Company that efforts
                  to effect such Change in Control have ceased or been abandoned (in which case the offers and acceptances made pursuant to this Section 8.4 in respect of such Change in Control shall be deemed rescinded).

                 (g) OFFICER'S CERTIFICATE. Each offer to prepay the Notes pursuant to this Section 8.4 shall be accompanied by a certificate, executed by a Senior Financial Officer of the Company and dated the date of such offer, specifying:


SPECTRAN CORPORATION                  23                NOTE PURCHASE AGREEMENT

                                                      8 PREPAYMENT OF THE NOTES


                           (i) that such offer is made pursuant to this Section
                  8.4;

                           (ii) the Proposed Prepayment Date;

                           (iii) the last date upon which the offer can be
                  accepted or rejected, and setting forth the consequences of failing to provide an acceptance or rejection, as provided in
                  Section 8.4(d);

                           (iv) the principal amount of each Note offered to be
                  prepaid;

                           (v) the estimated Make-Whole Amount due in connection
                  with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation, or that no Make-Whole Amount is due pursuant to Section 8.4(h), with supporting detail;

                           (vi) the interest that would be due on each Note
                  offered to be prepaid, accrued to the Proposed Prepayment
                  Date;

                           (vii) that the conditions of this Section 8.4 have
                  been fulfilled; and

                           (viii) in reasonable detail, the nature and date or
                  proposed date of the Change in Control.

                 (h) MAKE-WHOLE AMOUNT. Notwithstanding any other provision of this Section 8.4, if the percentage of Voting Stock of every class acquired by the Person or group that has precipitated the Change in Control is not more than 50%, then no Make-Whole Amount will be due in connection therewith.

                 (i) EFFECT ON REQUIRED PAYMENTS. The amount of each payment of the principal of the Notes made pursuant to this Section 8.4 shall be applied against and reduce each of the then remaining principal payments due pursuant to Section 8.1 by a percentage equal to the aggregate principal amount of the Notes so paid divided by the aggregate principal amount of the Notes outstanding immediately prior to such payment.

         8.5     OFFER TO PAY UPON TRANSFER OF PROPERTY.

                 (a) OFFER. The Company may, in connection with a Transfer made in accordance with Section 10.7, make one or more irrevocable offers to the holders of the Notes (without distinction between series) to pay the principal of the Notes (together with the Make-Whole Amount due with respect thereto and any interest accrued and unpaid thereon) in connection with each such Transfer, in an amount, in the aggregate for all such offers, not in excess of the Net Proceeds Amount in respect of such Transfer. Each offer shall satisfy the requirements of Section
         10.7 applicable to such Transfer. Such offer will be in writing and will

                           (i) refer to this Section 8.5,

                           (ii) briefly describe the nature of the Transfer and
                  the Net Proceeds Amount received in connection therewith,


SPECTRAN CORPORATION                  24                NOTE PURCHASE AGREEMENT

                                                      8 PREPAYMENT OF THE NOTES


                          (iii) specify the prepayment date (the "PREPAYMENT
                 DATE"), which shall not be less than 30 days after, nor more than 40 days after, the date of such offer,

                          (iv) specify the last date upon which the offer can be
                 accepted or rejected, and state the consequences of failing to provide an acceptance or rejection, as provided in Section 8.5(b),

                          (v) specify the amount of such offer (the "DISPOSITION
                 PAYMENT AMOUNT"), the minimum ratable share of such Disposition Payment Amount payable in respect of each Note (such minimum ratable share to be determined on the basis of the aggregate principal amount of all Notes outstanding immediately prior to the making of such offer) and the principal amount of each Note offered to be prepaid on such Prepayment Date,

                          (vi) specify the amount of interest that would be due
                 on each Note offered to be prepaid, accrued to such Prepayment Date,

                          (vii) provide the calculation (with details) of an
                 estimated Make-Whole Amount (calculated as if the date of such offer was the date of payment) due in connection with such payment, and

                           (viii) be executed by a Senior Financial Officer of
                  the Company.

                 (b) ACCEPTANCE, REJECTION. To accept or reject such offered payment, a holder of Notes shall cause a notice of such acceptance or rejection to be delivered to the Company at least 5 days prior to the Prepayment Date. A failure to respond to any such offer of payment as provided in this Section 8.5(b) shall be deemed to constitute an acceptance of such offer.

                 (c) PAYMENT. The Company shall pay to each holder which shall have accepted such offer a principal amount equal to such holder's ratable share of the Disposition Payment Amount (such ratable share to be determined on the basis only of the aggregate principal amount of the Notes outstanding immediately prior to the making of such offer which shall have accepted such offer) at 100% of such principal amount, together with the Make-Whole Amount determined as of such Prepayment Date, if any, and interest thereon accrued to such Prepayment Date, shall become due and payable on such Prepayment Date. Two Business Days prior to such Prepayment Date, the Company shall deliver to each holder of Notes by facsimile transmission (confirmed by overnight courier) a certificate of a Senior Financial Officer of the Company specifying the amount of principal of such holder's Notes to be paid and specifying the details of the calculation of such Make-Whole Amount as of the Prepayment Date, and including a copy of the source of interest rate information used in the calculation thereof. The Company shall, promptly after making such payment, notify in writing all holders of Notes of the payment amount, and the name of each holder, of any Notes prepaid under this Section 8.5.

                 (d) EFFECT ON REQUIRED PAYMENTS. The amount of each payment of the principal of the Notes made pursuant to this Section 8.5 shall be applied against and reduce each of the then remaining principal payments due pursuant to Section 8.1 by a

SPECTRAN CORPORATION                  25                NOTE PURCHASE AGREEMENT

                                                      8 PREPAYMENT OF THE NOTES

         percentage equal to the aggregate principal amount of the Notes so paid divided by the aggregate principal amount of the Notes outstanding immediately prior to such payment.

         8.6     ALLOCATION OF PARTIAL PREPAYMENTS.

         In the case of each partial prepayment of the Notes pursuant to Section 8.1, Section 8.2 and Section 8.3, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes (without regard to series) at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

         8.7     MATURITY; SURRENDER, ETC.

         In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

         8.8     PURCHASE OF NOTES.

         The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

         8.9     MAKE-WHOLE AMOUNT.

         The term "MAKE-WHOLE AMOUNT" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

                 "CALLED PRINCIPAL" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to the terms hereof or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

                 "DISCOUNTED VALUE" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.


SPECTRAN CORPORATION                  26                NOTE PURCHASE AGREEMENT

                                                      8 PREPAYMENT OF THE NOTES


                 "MARGIN" means, the case of a prepayment made in connection with Section 8.4, 1% per annum, and in all other cases, 0.60% per annum.

                 "REINVESTMENT YIELD" means, with respect to the Called Principal of any Note, the Margin plus the yield to maturity implied by

                          (i) the yields reported, as of 10:00 A.M. (New York
                 City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page USD" on the Bloomberg Financial Markets System (or such other display as may replace Page USD on the Bloomberg Financial Markets System) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or

                          (ii) if such yields are not reported as of such time
                 or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date.

         Such implied yield will be determined, if necessary, by

                           (a) converting U.S. Treasury bill quotations to
                  bond-equivalent yields in accordance with accepted financial practice and

                           (b) interpolating linearly between

                                    (1) the actively traded U.S. Treasury
                           security with the duration closest to and greater than the Remaining Average Life and

                                    (2) the actively traded U.S. Treasury
                           security with the duration closest to and less than the Remaining Average Life.

                 "REMAINING AVERAGE LIFE" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing

                           (i) such Called Principal into

                           (ii) the sum of the products obtained by multiplying

                                    (a) the principal component of each
                           Remaining Scheduled Payment with respect to such Called Principal by

                                    (b) the number of years (calculated to the
                           nearest one-twelfth year) that will elapse between the Settlement Date with respect to such


SPECTRAN CORPORATION                  27                NOTE PURCHASE AGREEMENT

                                                       8 PREPAYMENT OF THE NOTES


                           Called Principal and the scheduled due date of such Remaining Scheduled Payment.

                 "REMAINING SCHEDULED PAYMENTS" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date.

                 "SETTLEMENT DATE" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to the terms hereof or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

9.       AFFIRMATIVE COVENANTS

         The Company covenants that so long as any of the Notes are outstanding:

         9.1     COMPLIANCE WITH LAW.

         The Company will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         9.2     INSURANCE.

         The Company will, and will cause each of its Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

         9.3     MAINTENANCE OF PROPERTIES.

         The Company will, and will cause each of its Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its


SPECTRAN CORPORATION                  28                NOTE PURCHASE AGREEMENT

                                                         9 AFFIRMATIVE COVENANTS


properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         9.4     PAYMENT OF TAXES AND CLAIMS.

         The Company will, and will cause each of its Subsidiaries to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary, provided that neither the Company nor any Subsidiary need pay any such tax or assessment or claims if

                 (a) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or such Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or

                 (b) the nonpayment of all such taxes and assessments in the aggregate could not reasonably be expected to have a Material Adverse Effect.

         9.5     CORPORATE EXISTENCE, ETC.

         The Company will at all times preserve and keep in full force and effect its corporate existence. Subject to Section 10.2, the Company will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into the Company or a Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

         9.6     LINE OF BUSINESS.

         The Company will not, and will not permit any of its Subsidiaries to, engage in any business if, as a result, the general nature of the business in which the Company and its Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Company and its Subsidiaries, taken as a whole, are engaged on the date of this Agreement as described in the Disclosure Materials.

         9.7     SUBSIDIARY SECURITY DOCUMENTS.

         The Company will cause each Person which becomes a direct or indirect Subsidiary of the Company to duly authorize, execute and deliver to each holder of Notes all Security Documents that in the opinion of the Required Holders or the Security Trustee are necessary to create and preserve the Liens provided in the Security Documents on the properties of the Subsidiary, and a Subsidiary Guaranty binding such Subsidiary, within 30 days of so becoming a Subsidiary of the Company.


SPECTRAN CORPORATION                  29                NOTE PURCHASE AGREEMENT

                                                         9 AFFIRMATIVE COVENANTS


         9.8     AMENDMENT TO BANK AGREEMENT.

         The Company will not agree to any amendment or modification of, or supplement to, the Bank Agreement, as in effect on the date hereof, the effect of which is to

                 (a) materially increase the rate of interest on or fees payable in respect of any of the extensions of credit made thereunder,

                 (b) shorten the maturity date of any of the credit available thereunder,

                 (c) accelerate the terms under which extensions of credit thereunder are payable or

                 (d) make the covenants or events of default contained therein, taken as a whole, materially more restrictive than the covenants and events of default set forth therein on the Closing Date.

         9.9     FURTHER ASSURANCES.

                 (a) GENERALLY. The Company will, and will cause each Subsidiary to, execute and deliver, within 30 days after any request therefor by the Required Holders, all further instruments and documents and take all further action that may be necessary, in order to give effect to, and to aid in the exercise and enforcement of the Liens, rights and remedies of the holders of Notes under, the Financing Documents (excluding therefrom the JV Excluded Property).

                 (b) LIENS. The Company will, and will cause each Subsidiary to, execute and deliver, within 30 days after any request therefor by the Required Holders, all further instruments and documents and take all further action that may be necessary, in order to create and perfect Liens in favor of the Security Trustee in any property of the Company or the Subsidiaries that is not then subject to a Lien or to a perfected Lien (excluding therefrom the JV Excluded Property).

10.      NEGATIVE COVENANTS

         The Company covenants that so long as any of the Notes are outstanding:

         10.1    TRANSACTIONS WITH AFFILIATES.

         The Company will not and will not permit any Subsidiary to enter into, directly or indirectly, any Material transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Subsidiary), except in the ordinary course and pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.


SPECTRAN CORPORATION                  30                NOTE PURCHASE AGREEMENT

                                                           10 NEGATIVE COVENANTS

         10.2    MERGER, CONSOLIDATION, ETC.

         The Company will not, and will not permit any of its Subsidiaries to, consolidate with or merge with any other Person or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person, provided that such prohibition shall not apply to the Company if:

                 (a) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Company as an entirety (the "SURVIVOR"), as the case may be, shall be a solvent corporation organized and existing under the laws of the United States or any State thereof (including the District of Columbia), and

                 (b) if the Company is not such corporation, the Survivor and each of its Subsidiaries shall have

                           (i) executed and delivered to each holder of any
                  Notes its assumption of the due and punctual performance and observance of each covenant and condition of the Financing Documents to which it is a party, and

                           (ii) caused to be delivered to each holder of any
                  Notes an opinion of independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof (subject to customary exceptions and limitations), and

                 (c) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing and the Survivor would be permitted under Section 10.5(a)(iii) to incur $1 of Funded Debt not owing to one of its Subsidiaries;

and provided further that any of the Company's Subsidiaries may merge with the Company so long as the Company is the survivor of such merger, and any of the Company's Subsidiaries may merge with another of the Company's Subsidiaries. No such conveyance, transfer or lease of substantially all of the assets of the Company or any Subsidiary shall have the effect of releasing the Company, any such Subsidiary or any successor corporation that shall theretofore have become such in the manner prescribed in this Section 10.2 from its liability under the Financing Documents.

         10.3    LIENS.

                 (a) GENERAL. The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property or asset (including, without limitation, any document or instrument in respect of goods or accounts receivable) of the Company or any such Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom (whether or not provision is made for the equal and ratable securing of the Notes in accordance with Section 10.3(c)), or assign or otherwise convey any right to receive income or profits, except:


SPECTRAN CORPORATION                  31                NOTE PURCHASE AGREEMENT

                                                           10 NEGATIVE COVENANTS


                           (i) EXISTING LIENS -- Liens existing on the Closing
                  Date and securing the Debt of the Company and its Subsidiaries referred to in SCHEDULE 5.15;

                           (ii) SECURITY DOCUMENTS -- Liens created by the
                  Security Documents;

                           (iii) INTRA-GROUP LIENS -- Liens on property or
                  assets of the Company or any of its Subsidiaries securing Debt owing to the Company or to any of its Wholly-Owned Subsidiaries;

                           (iv) TAXES, ETC. -- Liens for taxes, assessments or
                  other governmental charges which are not yet due and payable or the payment of which is not at the time required by Section 9.4;

                           (v) ORDINARY COURSE LIENS -- Liens (other than any
                  Lien imposed by ERISA) incurred or deposits made in the ordinary course of business

                                    (A) in connection with workers'
                           compensation, unemployment insurance and other types of social security or retirement benefits, or

                                    (B) to secure (or to obtain letters of
                           credit that secure) the performance of tenders, statutory obligations, surety bonds, appeal bonds (not in excess of $100,000), bids, leases (other than Capital Leases), performance bonds, purchase, construction or sales contracts and other similar obligations, in each case not incurred or made in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property;

                          (vi) MECHANICS LIENS -- statutory Liens of landlords
                 and Liens of carriers, warehousemen, mechanics, materialmen and other similar Liens, in each case, incurred in the ordinary course of business for sums not yet due and payable or the payment of which is not at the time required by Section 9.4;

                          (vii) REAL ESTATE LIENS -- leases or subleases
                 granted to others, easements, rights-of-way, restrictions and other similar charges or encumbrances, in each case incidental to, and not interfering with, the ordinary conduct of the business of the Company or any of its Subsidiaries, provided that such Liens do not, in the aggregate, materially detract from the value of such property;

                          (viii) PURCHASE MONEY LIENS -- any Lien created to
                 secure all or any part of the purchase price, or to secure Debt incurred or assumed to pay all or any part of the purchase price or cost of construction, of property (or any improvement thereon) acquired or constructed by the Company or a Subsidiary after the date of the Closing, provided that

                                  (A) any such Lien shall extend solely to the
                          item or items of such property (or improvement thereon) so acquired or constructed and, if required by the terms of the instrument originally creating such Lien, other property (or improvement thereon) which is an improvement to or is


SPECTRAN CORPORATION                  32                NOTE PURCHASE AGREEMENT

                                                          10 NEGATIVE COVENANTS


                           acquired for specific use in connection with such acquired or constructed property (or improvement thereon) or which is real property being improved by such acquired or constructed property (or improvement thereon),

                                 (B) the principal amount of the Debt secured
                           by any such Lien shall at no time exceed an amount equal to 100% the lesser of

                                          (I) the cost to the Company or such
                                    Subsidiary of the property (or improvement thereon) so acquired or constructed and

                                          (II) the Fair Market Value (as
                                    determined in good faith by the board of directors of the Company) of such property (or improvement thereon) at the time of such acquisition or construction, and

                                 (C) any such Lien shall be created
                           contemporaneously with, or within 30 days after, the acquisition or construction of such property; and

                          (ix) ACQUISITION LIENS -- any Lien existing on
                 property of a Person immediately prior to its being consolidated with or merged into the Company or a Subsidiary or its becoming a Subsidiary, or any Lien existing on any property acquired by the Company or any Subsidiary at the time such property is so acquired (whether or not the Debt secured thereby shall have been assumed), provided that

                                  (A) no such Lien shall have been created or
                          assumed in contemplation of such consolidation or merger or such Person's becoming a Subsidiary or such acquisition of property, and

                                  (B) each such Lien shall extend solely to the
                          item or items of property so acquired and, if required by the terms of the instrument originally creating such Lien, other property which is an improvement to or is acquired for specific use in connection with such acquired property.

                 (b) INCURRENCE OF LIENS BY SUBSIDIARIES. For the purposes of
         Section 10.3(a), any Person becoming a direct or indirect Subsidiary of the Company after the Closing Date shall be deemed to have incurred all of its then outstanding Liens at the time it becomes such a Subsidiary, and any Person extending, renewing or refunding any Debt secured by any Lien shall be deemed to have incurred such Lien at the time of such extension, renewal or refunding.

                 (c) EQUAL AND RATABLE LIEN. If, notwithstanding the prohibition contained herein, the Company shall, or shall permit any of its Subsidiaries to, directly or indirectly create, incur, assume or permit to exist any Lien, other than those Liens permitted by Section 10.3(a), it will make or cause to be made effective provision whereby the Security Trustee will be granted Liens securing the Secured Obligations (as defined in the Trust


SPECTRAN CORPORATION                  33                NOTE PURCHASE AGREEMENT

                                                          10 NEGATIVE COVENANTS


         Indenture) equally and ratably with any and all other obligations thereby secured, to the extent that such Secured Obligations are not already secured thereby, such security to be pursuant to agreements reasonably satisfactory to the Required Holders and, in any such case, such Secured Obligations shall have the benefit, to the fullest extent that, and with such priority as, the Secured Obligations may be entitled under applicable law, of an equitable Lien on such property. Such violation of Section 10.3(a) will constitute an Event of Default, whether or not provision is made for an equal and ratable Lien pursuant to this Section 10.3(c).

         10.4    MAINTENANCE OF CONSOLIDATED NET WORTH.

         The Company will not, at any time, permit Consolidated Net Worth to be less than the sum of

                 (a) $23,000,000 plus

                 (b) an aggregate amount equal to 50% of its Consolidated Net Income (but, in each case, only if a positive number) for each completed fiscal year beginning with the fiscal year ended December 31, 1997.

         10.5    LIMITATION ON DEBT.

                 (a) FUNDED DEBT. The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume, guarantee, or otherwise become directly or indirectly liable with respect to, any Funded Debt, except

                           (i) the Notes and Debt incurred under the Bank
                  Agreement,

                          (ii) Funded Debt outstanding on the Closing Date and
                 identified on SCHEDULE 5.15, and renewals and extensions thereof, provided that the amount of any such Funded Debt outstanding is not increased in connection with such renewal or extension, and

                          (iii) other Funded Debt, so long as on the date the
                 Company or such Subsidiary becomes liable with respect to any such Funded Debt and immediately after giving effect thereto and the concurrent retirement of any other Funded Debt,

                                (A) no Default or Event of Default exists,
                           and

                                (B) Consolidated Funded Debt does not exceed
                           325% of Consolidated Cash Flow determined in respect of the period of 12 consecutive months then most recently ended.

                 (b) NET DEBT. The Company will not at any time permit Consolidated Net Debt to exceed 55% of Consolidated Total Adjusted Capitalization.

                 (c) SUBSIDIARIES. For the purposes of this Section 10.5, any Person becoming a Subsidiary after the date hereof shall be deemed, at the time it becomes a Subsidiary, to have incurred all of its then outstanding Debt, and any Person extending, renewing or


SPECTRAN CORPORATION                  34                NOTE PURCHASE AGREEMENT

                                                         10  NEGATIVE COVENANTS

         refunding any Debt shall be deemed to have incurred such Debt at the time of such extension, renewal or refunding.

         10.6    FIXED CHARGE COVERAGE.

         The Company will not, at any time, permit Consolidated Earnings Available for Fixed Charges to be less than 300% of Consolidated Fixed Charges, in each case determined in respect of the period of 12 consecutive months then most recently ended.

         10.7    SALE OF ASSETS.

         Except as permitted under Section 10.2, the Company will not, and will not permit any of its Subsidiaries to, make any Asset Disposition unless:

                  (a) such Asset Disposition is the JV Transfer; or

                  (b) (i) in the good faith opinion of the Company, the Asset Disposition is in exchange for consideration having a Fair Market Value at least equal to that of the property exchanged and is in the best interest of the Company or such Subsidiary;

                      (ii) immediately after giving effect to the Asset
                  Disposition, no Default or Event of Default would exist; and

                      (iii) (A) the Disposition Value of all property that was
                  the subject of any Asset Disposition (other than the JV Transfer) occurring in the then current fiscal year of the Company would not exceed 10% of Consolidated Assets as of the end of the then most recently ended fiscal year of the Company, and

                            (B) the Disposition Value of all property that was
                  the subject of any Asset Disposition (other than the JV Transfer) occurring on or after the Closing Date would not exceed 25% of Consolidated Assets as of the end of the then most recently ended fiscal quarter of the Company.

If, and solely to the extent that, the Net Proceeds Amount for any Asset Disposition is applied to a Debt Prepayment Application or a Property Reinvestment Application within 365 days after such Asset Disposition, then such Asset Disposition, only for the purpose of determining compliance with Section 10.7(b)(iii) as of any date, shall to the extent of such application be deemed not to be an Asset Disposition.

11. EVENTS OF DEFAULT

         An "EVENT OF DEFAULT" shall exist if any of the following conditions or events shall occur and be continuing:

                  (a) PRINCIPAL OR MAKE-WHOLE AMOUNT PAYMENT -- the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same


SPECTRAN CORPORATION                  35                 NOTE PURCHASE AGREEMENT

                                                          11  EVENTS OF DEFAULT

         becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

                  (b) INTEREST PAYMENT -- the Company defaults in the payment of any interest on any Note for more than 5 Business Days after the same becomes due and payable; or

                  (c) NEGATIVE COVENANTS -- the Company defaults in the performance of or compliance with any term contained in Section 10; or

                  (d) OTHER COVENANTS -- the Company or any Subsidiary defaults in the performance of or compliance with any term contained herein (other than those referred to in Section 11(a), Section 11(b) and Section 11(c)) or in any other Financing Document and such default is not remedied within 30 days after the earlier of

                           (i) a Responsible Officer obtaining actual knowledge
                  of such default and

                           (ii) the Company receiving written notice of such
                  default from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to this Section 11(d)); or

                  (e) WARRANTIES AND REPRESENTATIONS -- any representation or warranty made in writing by or on behalf of the Company or any Subsidiary or by any officer of the Company or any Subsidiary in any Financing Document, or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

                  (f) CROSS-DEFAULT --

                           (i) the Company or any Subsidiary is in default (as
                  principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least $250,000 (without giving effect to any period of grace provided with respect thereto), or

                           (ii) the Company or any Subsidiary is in default in
                  the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least $250,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared due and payable before its stated maturity or before its regularly scheduled dates of payment, or

                           (iii) the Company or any Subsidiary is in default in
                  the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least $250,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition one or more Persons are entitled to


SPECTRAN CORPORATION                  36                 NOTE PURCHASE AGREEMENT

                                                          11  EVENTS OF DEFAULT

                  declare such Indebtedness to be, due and payable before its stated maturity or before its regularly scheduled dates of payment, provided that if such default or condition is thereafter remedied, or such default or condition is waived or the defaulted term is amended so as to eliminate such default, pursuant in the case of such waiver or amendment to a written agreement between such Persons and the Company and the Subsidiaries, which written agreement is reasonably expected by the Company to avoid a similar default for at least the following 180 day period, then the Event of Default under this
                  Section 11(f)(iii) shall be terminated so long as the maturity of the Notes have not then been accelerated under Section 12.1; or

                           (iv) as a consequence of the occurrence or
                  continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into equity interests),

                                    (A) the Company or any Subsidiary has become
                           obligated to purchase or repay Indebtedness before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $250,000, or

                                    (B) one or more Persons have the right to
                           require the Company or any Subsidiary so to purchase or repay such Indebtedness; or

                  (g) INSOLVENCY -- the Company or any Material Subsidiary

                           (i) is generally not paying, or admits in writing its
                  inability to pay, its debts as they become due,

                           (ii) files, or consents by answer or otherwise to the
                  filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction,

                           (iii) makes an assignment for the benefit of its
                  creditors,

                           (iv) consents to the appointment of a custodian,
                  receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property,

                           (v) is adjudicated as insolvent or to be liquidated,
                  or

                           (vi) takes corporate action for the purpose of any of
                  the foregoing; or

                  (h) APPOINTMENT OF A RECEIVER -- a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law


SPECTRAN CORPORATION                  37                 NOTE PURCHASE AGREEMENT

                                                          11.  EVENTS OF DEFAULT

         of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Subsidiaries, or any such petition shall be filed against the Company or any of its Subsidiaries and such petition shall not be dismissed within 60 days; or

                  (i) FINAL JUDGMENT -- a final judgment or judgments for the payment of money aggregating in excess of $3,000,000 are rendered against one or more of the Company and its Subsidiaries and which judgments are not, within 45 days after entry thereof, bonded, insured, discharged or stayed pending appeal, or are not discharged within 45 days after the expiration of such stay; or

                  (j) ERISA -- if

                           (i) any Plan shall fail to satisfy the minimum
                  funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code,

                           (ii) a notice of intent to terminate any Plan shall
                  have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings,

                           (iii) the aggregate "amount of unfunded benefit
                  liabilities" (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $600,000,

                           (iv) the Company or any ERISA Affiliate shall have
                  incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans,

                           (v) the Company or any ERISA Affiliate withdraws from
                  any Multiemployer Plan, or

                           (vi) the Company or any Subsidiary establishes or
                  amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder;

         and any such event or events described in clause (i) through clause
         (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect (the terms "EMPLOYEE BENEFIT PLAN" and "EMPLOYEE WELFARE BENEFIT PLAN" shall have the respective meanings assigned to such terms in section 3 of ERISA); or

                  (k) SUBSIDIARY GUARANTY --

                           (i) any Subsidiary Guaranty shall cease to be in full
                  force and effect or shall be declared by a court or Governmental Authority of competent


SPECTRAN CORPORATION                  38                 NOTE PURCHASE AGREEMENT

                                                          11.  EVENTS OF DEFAULT

                  jurisdiction to be void, voidable or unenforceable against any Subsidiary unless such Subsidiary immediately enters into a Subsidiary Guaranty (substantially in the form of Exhibit I or otherwise reasonably acceptable to the Required Holders) in lieu of the Subsidiary Guaranty which was the subject of the court's declaration, which new Subsidiary Guaranty is valid and enforceable against the Subsidiary;

                           (ii) the validity or enforceability of any Subsidiary
                  Guaranty shall be contested by the Company, or any Subsidiary or Affiliate thereof; or

                           (iii) the Company, or any Subsidiary or Affiliate
                  thereof, shall deny that any Subsidiary has any further liability or obligation under any Subsidiary Guaranty.

12. REMEDIES ON DEFAULT, ETC.

         12.1 ACCELERATION.

                  (a) If an Event of Default with respect to the Company described in paragraph (g) or paragraph (h) of Section 11 (other than an Event of Default described in clause (i) of paragraph (g) or described in clause (vi) of paragraph (g) by virtue of the fact that such clause encompasses clause (i) of paragraph (g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

                  (b) If any other Event of Default has occurred and is continuing, any holder or holders of more than 50% in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

                  (c) If any Event of Default described in paragraph (a) or paragraph (b) of Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus

                  (i) all accrued and unpaid interest thereon and

                  (ii) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law),

shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes


SPECTRAN CORPORATION                  39                 NOTE PURCHASE AGREEMENT

                                                   12.  REMEDIES ON DEFAULT ETC.

are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

         12.2 OTHER REMEDIES.

         If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

         12.3 RESCISSION.

         At any time after any Notes have been declared due and payable pursuant to clause (b) or clause (c) of Section 12.1, the holders of more than 50% in principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if

                 (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate,

                 (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and

                  (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes.

No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

         12.4 NO WAIVERS OR ELECTION OF REMEDIES, EXPENSES, ETC.

         No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by any Financing Document upon any holder of any Note shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.


SPECTRAN CORPORATION                  40                 NOTE PURCHASE AGREEMENT

                             13.   REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES

13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES

         13.1 REGISTRATION OF NOTES.

         The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

         13.2 TRANSFER AND EXCHANGE OF NOTES.

         Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in the same series and aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit A1 or Exhibit A2, as the case may be. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representations set forth in Section 6.2.

         13.3 REPLACEMENT OF NOTES.

         Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from an authorized officer of such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

                 (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $50,000,000, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

                  (b) in the case of mutilation, upon surrender and cancellation thereof,


SPECTRAN CORPORATION                  41                 NOTE PURCHASE AGREEMENT

                               13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES

the Company at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

14. PAYMENTS ON NOTES

         14.1 PLACE OF PAYMENT.

         Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest due and payable on the Notes shall be made in New York City, New York or Boston, Massachusetts at the office of the Company or the Company's bank in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

         14.2 HOME OFFICE PAYMENT.

         So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below your name in SCHEDULE A, or by such other method or at such other address as you shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this
Section 14.2.

15. EXPENSES, ETC.

         15.1 TRANSACTION EXPENSES.

         Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required, local or other counsel) incurred by you and each Other Purchaser or holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of the Financing Documents (whether or not such amendment, waiver or consent becomes effective), including, without limitation:

                  (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under the Financing Documents or in


SPECTRAN CORPORATION                  42                 NOTE PURCHASE AGREEMENT

                                                              15. EXPENSES, ETC.

         responding to any subpoena or other legal process or informal investigative demand issued in connection with the Financing Documents or by reason of being a holder of any Note, and

                  (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes.

The Company will pay, and will save you and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by you).

         15.2 SURVIVAL.

         The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of any Financing Document, and the termination of this Agreement.

16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

         All representations and warranties contained in any Financing Document shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to any Financing Document shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, the Financing Documents embody the entire agreement and understanding between you and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

17. AMENDMENT AND WAIVER.

         17.1 REQUIREMENTS.

         This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that

                  (a) no amendment or waiver of any of the provisions of Section 1 through Section 6, inclusive, or Section 21, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, and

                  (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby,

                           (i) subject to the provisions of Section 12 relating
                  to acceleration or rescission, change the amount or time of any prepayment or payment of principal


SPECTRAN CORPORATION                  43                 NOTE PURCHASE AGREEMENT

                                                        17. AMENDMENT AND WAIVER

                  of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes,

                           (ii) change the percentage of the principal amount of
                  the Notes the holders of which are required to consent to any such amendment or waiver, or

                           (iii) amend any of Section 8, Section 11(a), Section
                  11(b), Section 12, Section 17 or Section 20.

         17.2 SOLICITATION OF HOLDERS OF NOTES.

                 (a) SOLICITATION. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, at least 30 days in advance of the date a decision is required, in order to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

                 (b) PAYMENT. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes or any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

         17.3 BINDING EFFECT, ETC.

         Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "THIS AGREEMENT" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

         17.4 NOTES HELD BY COMPANY, ETC.

         Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under any Financing Document, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes


SPECTRAN CORPORATION                  44                 NOTE PURCHASE AGREEMENT

                                                        17. AMENDMENT AND WAIVER

directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

18. NOTICES

         All notices and communications provided for hereunder shall be in writing and sent

                  (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or

                  (b) by registered or certified mail with return receipt requested (postage prepaid), or

                  (c) by a recognized overnight delivery service (with charges prepaid).

Any such notice must be sent:

                  (i) if to you or your nominee, to you or it at the address specified for such communications in SCHEDULE A, or at such other address as you or it shall have specified to the Company in writing,

                  (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

                  (iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of Bruce Cannon, C.F.O., or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

19. REPRODUCTION OF DOCUMENTS

         This Agreement and all documents relating thereto, including, without limitation,

                  (a) consents, waivers and modifications that may hereafter be executed,

                  (b) documents received by you at the Closing (except the Notes themselves), and

                  (c) financial statements, certificates and other information previously or hereafter furnished to you,

may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This


SPECTRAN CORPORATION                  45                 NOTE PURCHASE AGREEMENT

                                                   19. REPRODUCTION OF DOCUMENTS

Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

20. CONFIDENTIAL INFORMATION

         For the purposes of this Section 20, "CONFIDENTIAL INFORMATION" means information delivered to you by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by you as being confidential information of the Company or such Subsidiary, provided that such term does not include information that

                  (a) was publicly known or otherwise known to you prior to the time of such disclosure,

                  (b) subsequently becomes publicly known through no act or omission by you or any person acting on your behalf,

                  (c) otherwise becomes known to you other than through disclosure by the Company or any Subsidiary, or

                  (d) constitutes financial statements delivered to you under
         Section 7.1 that are otherwise publicly available.

You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you, provided that you may deliver or disclose Confidential Information to

                  (i) your directors, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes),

                  (ii) your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20,

                  (iii) any other holder of any Note,

                  (iv) any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section
         20),

                  (v) any Person from which you offer to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20),

                  (vi) any federal or state regulatory authority having jurisdiction over you,


SPECTRAN CORPORATION                  46                 NOTE PURCHASE AGREEMENT

                                                   20.  CONFIDENTIAL INFORMATION

                  (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio or

                  (viii) any other Person to which such delivery or disclosure may be necessary or appropriate

                           (A) to effect compliance with any law, rule,
                  regulation or order applicable to you,

                           (B) in response to any subpoena or other legal
                  process,

                           (C) in connection with any litigation to which you
                  are a party or

                           (D) if an Event of Default has occurred and is
                  continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes and this Agreement, provided that you will use reasonable efforts to give the Company prior notice of such disclosure and will not object to the Company's efforts to obtain confidential treatment of the disclosed information in any such proceeding.

Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.

21. SUBSTITUTION OF PURCHASER

         You shall have the right to substitute any one of your Affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of you. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word "you" is used in this Agreement (other than in this Section
21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to you, and you shall have all the rights of an original holder of the Notes under this Agreement.


SPECTRAN CORPORATION                  47                 NOTE PURCHASE AGREEMENT

                                                              22.  MISCELLANEOUS


22. MISCELLANEOUS

         22.1 SUCCESSORS AND ASSIGNS.

         All covenants and other agreements contained in any Financing Document by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

         22.2 PAYMENTS DUE ON NON-BUSINESS DAYS.

         Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

         22.3 SEVERABILITY.

         Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

         22.4 CONSTRUCTION.

         Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

         22.5 COUNTERPARTS.

         This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

         22.6 GOVERNING LAW.

         THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS EXCLUDING CHOICE-OF-LAW PRINCIPLES OF


SPECTRAN CORPORATION                  48                 NOTE PURCHASE AGREEMENT

                                                               22. MISCELLANEOUS


THE LAW OF SUCH JURISDICTION THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH JURISDICTION.

      [Remainder of page intentionally blank. Next page is signature page.]


SPECTRAN CORPORATION                  49                 NOTE PURCHASE AGREEMENT

         If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                Very truly yours,

                                SPECTRAN CORPORATION



                                By  /s/ Bruce A. Cannon
                                  ------------------------------------
                                      Name:  Bruce A. Cannon
                                      Title: Secretary


The foregoing is hereby
agreed to as of the
date thereof.

PACIFIC MUTUAL LIFE INSURANCE COMPANY


By /s/ William R. Schmidt
   ---------------------------------
         Name:  William R. Schmidt
         Title: Assistant Vice President


By /s/ Audrey L. Milfs
   ---------------------------------
         Name:  Audrey L. Milfs
         Title: Corporate Secretary




SPECTRAN CORPORATION                                     NOTE PURCHASE AGREEMENT

                                   SCHEDULE A

================================================================================
PURCHASER NAME                       MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
Name in Which Note is Registered     MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
Note Registration Number; Series;    RA-1; Series A
Principal Amount                     $5,500,000
--------------------------------------------------------------------------------
Payment on Account of Note

         Method                      Federal Funds Wire Transfer

         Account Information         Citibank, N.A.
                                     111 Wall Street
                                     New York, NY 10043
                                     ABA No.:  021000089
                                     For MassMutual Long Term Pool
                                     Account No.:  4067-3488
--------------------------------------------------------------------------------
Accompanying Information             Name of Company:  SPECTRAN CORPORATION
                                     Description of
                                     Security:         9.24% Series A Senior
                                                       Secured Notes due 2003
                                     Security Number:  847598 A* 0
                                     Due Date and Application (as among
                                     principal, premium and interest) of the
                                     payment being made:
--------------------------------------------------------------------------------
Address for Notices Related to       Massachusetts Mutual Life Insurance Company
Payments                             --1295 State Street
                                     Springfield, MA 01111
                                     Attn: Securities Custody and Collection
                                     Department, F381

                                     with telephonic advice of payment to:

                                     Massachusetts Mutual Life Insurance
                                     Company Securities Custody and
                                     Collection Department at (413) 744-3878
--------------------------------------------------------------------------------
Address for All other Notices        Massachusetts Mutual Life Insurance Company
                                     1295 State Street
                                     Springfield, MA 01111
                                     Attn:  Securities Investment Division
--------------------------------------------------------------------------------
Other Instructions                   MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

                                     By_______________________
                                             Name:
                                             Title:
--------------------------------------------------------------------------------
Instructions re Delivery of Notes    Mary Carey, Esq.
                                     Massachusetts Mutual Life Insurance Company
                                     1295 State Street, Mail Code B233
                                     Springfield, MA 01111-0001

                                     Tel:  413-744-6189
--------------------------------------------------------------------------------
Tax Identification Number            04-1590850
================================================================================

SPECTRAN CORPORATION          Schedule A-1          NOTE PURCHASE AGREEMENT

================================================================================
PURCHASER NAME                       MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
Name in Which Note is Registered     MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
Note Registration Number; Series;    RA-2; Series A
Principal Amount                     $1,500,000
--------------------------------------------------------------------------------
Payment on Account of Note

         Method                      Federal Funds Wire Transfer

         Account Information         Chase Manhattan Bank, N.A.
                                     4 Chase MetroTech Center
                                     New York, NY 10081
                                     ABA No.:  021000021
                                     For MassMutual IFM Non-Traditional
                                     Account No.:  910-2509073
--------------------------------------------------------------------------------
Accompanying Information             Name of Company:  SPECTRAN CORPORATION
                                     Description of
                                     Security:         9.24% Series A Senior
                                                       Secured Notes due 2003
                                     Security Number:  847598 A* 0
                                     Due Date and Application (as among
                                     principal, premium and interest) of the
                                     payment being made:
--------------------------------------------------------------------------------
Address for Notices Related to       Massachusetts Mutual Life Insurance Company
Payments                             1295 State Street
                                     Springfield, MA 01111
                                     Attention:  Securities Custody and
                                     Collection Department, F381

                                     with telephonic advice of payment to:

                                     Massachusetts Mutual Life Insurance
                                     Company Securities Custody and
                                     Collection Department at (413) 744-3878
--------------------------------------------------------------------------------
Address for All other Notices        Massachusetts Mutual Life Insurance Company
                                     1295 State Street
                                     Springfield, MA 01111
                                     Attention:  Securities Investment Division
--------------------------------------------------------------------------------
Other Instructions                   MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

                                     By_______________________
                                             Name:
                                             Title:
--------------------------------------------------------------------------------
Instructions re Delivery of Notes    Mary Carey, Esq.
                                     Massachusetts Mutual Life Insurance Company
                                     1295 State Street, Mail Code B233
                                     Springfield, MA 01111-0001

                                     Tel:  413-744-6189
--------------------------------------------------------------------------------
Tax Identification Number            04-1590850
================================================================================

SPECTRAN CORPORATION          Schedule A-2          NOTE PURCHASE AGREEMENT

================================================================================
PURCHASER NAME                       CM LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
Name in Which Note is Registered     CM LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
Note Registration Number; Series;    RA-3; Series A
Principal Amount                     $1,000,000
--------------------------------------------------------------------------------
Payment on Account of Note

         Method                      Federal Funds Wire Transfer

         Account Information         Citibank, N.A.
                                     111 Wall Street
                                     New York, NY 10043
                                     ABA No.:  021000089
                                     For Segment 43 - Universal Life
                                     Account No.:  4068-6561
--------------------------------------------------------------------------------
Accompanying Information             Name of Company:  SPECTRAN CORPORATION
                                     Description of
                                     Security:         9.24% Series A Senior
                                                       Secured Notes due 2003
                                     Security Number:  847598 A* 0
                                     Due Date and Application (as among
                                     principal, premium and interest) of the
                                     payment being made:
--------------------------------------------------------------------------------
Address for Notices Related to       CM Life Insurance Company
Payments                             c/o Massachusetts Mutual Life Insurance
                                     Company
                                     1295 State Street
                                     Springfield, MA 01111
                                     Attention:  Securities Custody and
                                                 Collection Department, F381

                                     with telephonic advice of payment to:

                                     Massachusetts Mutual Life Insurance
                                     Company Securities Custody and
                                     Collection Department at (413) 744-3878

Address for All other Notices        CM Life Insurance Company
                                     c/o Massachusetts Mutual Life Insurance
                                     Company
                                     1295 State Street
                                     Springfield, MA 01111
                                     Attention:  Securities Investment Division
--------------------------------------------------------------------------------
Other Instructions                   CM LIFE INSURANCE COMPANY

                                     By_______________________
                                             Name:
                                             Title:
--------------------------------------------------------------------------------
Instructions re Delivery of Notes    Mary Carey, Esq.
                                     Massachusetts Mutual Life Insurance Company
                                     1295 State Street, Mail Code B233
                                     Springfield, MA 01111-0001

                                     Tel:  413-744-6189
--------------------------------------------------------------------------------
Tax Identification Number            06-1041383
================================================================================

SPECTRAN CORPORATION          Schedule A-3          NOTE PURCHASE AGREEMENT

================================================================================
PURCHASER NAME                       THE MUTUAL LIFE INSURANCE COMPANY OF NEW
                                     YORK
--------------------------------------------------------------------------------
Name in Which Note is Registered     THE MUTUAL LIFE INSURANCE COMPANY OF NEW
                                     YORK
--------------------------------------------------------------------------------
Note Registration Number; Series;    RA-4; Series A
Principal Amount                     $8,000,000
--------------------------------------------------------------------------------
Payment on Account of Note

         Method                      Federal Funds Wire Transfer

         Account Information         Chase Manhattan Bank
                                     ABA No.: 021000021
                                     For the Account of:  The Mutual Life
                                     Insurance Company of New York's
                                     Security Remittance Account
                                     Account No.: 321-023803
--------------------------------------------------------------------------------
Accompanying Information             Name of Company:  SPECTRAN CORPORATION
                                     Description of
                                     Security:         9.24% Series A Senior
                                                       Secured Notes due 2003
                                     Security Number:  847598 A* 0
                                     Due Date and Application (as among
                                     principal, premium and interest) of the
                                     payment being made:
--------------------------------------------------------------------------------
Address for Notices Related to       Glenpointe Marketing & Operations Center -
Payments                             MONY
                                     Glenpointe Center West
                                     500 Frank W. Burr Blvd.
                                     Teaneck, NJ  07666-6888
                                     Attention:  Securities Custody
--------------------------------------------------------------------------------
Address for All other Notices        The Mutual Life Insurance Company of New
                                     York
                                     1740 Broadway
                                     New York, NY  10019
                                     Attention:  MONY Capital Management Unit
--------------------------------------------------------------------------------
Other Instructions                   THE MUTUAL LIFE INSURANCE COMPANY OF NEW
                                     YORK

                                     By_______________________
                                             Name:
                                             Title:
--------------------------------------------------------------------------------
Instructions re Delivery of Notes    Law Department of Purchaser
--------------------------------------------------------------------------------
Tax Identification Number            13-1632487
================================================================================

SPECTRAN CORPORATION          Schedule A-4          NOTE PURCHASE AGREEMENT

================================================================================
PURCHASER NAME                       PACIFIC MUTUAL LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
Name in Which Note is Registered     ATWELL & CO
--------------------------------------------------------------------------------
Note Registration Number; Series;    RB-1; Series B
Principal Amount                     $5,000,000
                                     RB-2; Series B
                                     $2,000,000
                                     RB-3; Series B
                                     $1,000,000
--------------------------------------------------------------------------------
Payment on Account of Note

         Method                      Federal Funds Wire Transfer

         Account Information         The Chase Manhattan Bank, N.A.
                                     ABA No.: 021-000-021
                                     A/C = 9009-002206
                                     For the Account of:
                                     BBK = Chase Manhattan Bank / SSTO
                                     A/C Name:  Pacific Mutual Gen Acct
                                     Sub A/C Number: 47363300
                                     Regarding:  Security Description and PPN
--------------------------------------------------------------------------------
Accompanying Information             Name of Company:  SPECTRAN CORPORATION
                                     Description of
                                     Security:         9.39% Series B Senior
                                                       Secured Notes due 2004
                                     Security Number:  847598 A@ 8
                                     Due Date and Application (as among
                                     principal, premium and interest) of the
                                     payment being made:
--------------------------------------------------------------------------------
Address for Notices Related to       The Chase Manhattan Bank, N.A.
Payments                             P.O. Box 456
                                     Wall Street Station
                                     New York, NY 10005

                                     WITH COPIES TO:

                                        Pacific Mutual Life Insurance Company
                                        700 Newport Center Drive
                                        Newport Beach, CA 92660
                                        Attention:  Securities Processing
--------------------------------------------------------------------------------
Address for All other Notices        Pacific Mutual Life Insurance Company
                                     700 Newport Center Drive
                                     Newport Beach, CA 92660
                                     Attention:  Fixed Income Securities
                                                 Department
--------------------------------------------------------------------------------
Other Instructions                   PACIFIC MUTUAL LIFE INSURANCE COMPANY

                                     By_______________________
                                             Name:
                                             Title:


                                     By_______________________
                                             Name:
                                             Title:
--------------------------------------------------------------------------------
Instructions re Delivery of Notes    Law Department of Purchaser
--------------------------------------------------------------------------------
Tax Identification Number            13-6065575
================================================================================

SPECTRAN CORPORATION          Schedule A-5          NOTE PURCHASE AGREEMENT

                                   SCHEDULE B

                                 DEFINED TERMS

         As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:



         AFFILIATE - Means at any time, and with respect to any person,

                 (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and

                 (b) any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Company or any Subsidiary or any corporation of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests.

As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Company.

         AGREEMENT, THIS -- is defined in Section 17.3.

         ASSET DISPOSITION -- means any Transfer except :

                 (a)      any

                          (i) Transfer from a Subsidiary to the Company or a
                 Wholly-Owned Subsidiary;

                          (ii) Transfer from the Company to a Wholly-Owned
                 Subsidiary; and

                          (iii) Transfer from the Company to a Subsidiary (other
                 than a Wholly-Owned Subsidiary) or from a Subsidiary to another Subsidiary, which in either case is for Fair Market Value,

         so long as immediately before and immediately after the consummation of any such Transfer and after giving effect thereto, no Default or Event of Default exists; and

                 (b) any Transfer made in the ordinary course of business and involving only property that is either inventory held for sale or equipment, fixtures, supplies or materials no longer required in the operation of the business of the Company or any of its Subsidiaries or that is obsolete.

         BANK -- means, collectively, Fleet National Bank and its successors and assigns under the Bank Agreement.


SPECTRAN CORPORATION              Schedule B-1           NOTE PURCHASE AGREEMENT

         BANK AGREEMENT -- means that certain Loan Agreement, dated as of December 1, 1996, among the Company, SpecTran Specialty Optics Company, Applied Photonic Devices, Inc., SpecTran Communication Fiber Technologies, Inc., and Fleet National Bank, as amended from time to time.

         BUSINESS DAY -- means

                 (a) for the purposes of Section 8.9 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and

                 (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in Springfield, Massachusetts, New York City, New York, or Los Angeles, California are required or authorized to be closed.

         CAPITAL LEASE -- means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

         CHANGE IN CONTROL -- has occurred if at any time any person (as such term is used in section 13(d) and section 14(d)(2) of the Exchange Act as in effect on the Closing Date) or related persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act), other than a person who then qualifies as a member of Current Management, or a group of which all persons constituting Current Management at such time are a part, become the "beneficial owners" (as such term is used in Rule 13d-3 under the Exchange Act as in effect on the Closing Date), directly or indirectly, of more than the Control Percentage in effect at such time of the total voting power of all classes then outstanding of the Company's voting stock. As used in this definition,

                 Control Percentage -- means, prior to January 1, 2000, 30%, and on and after January 1, 2000, 50%.

                 Current Management -- means, at any time,

                          (a) Raymond E. Jaeger, Glenn E. Moore, Bruce A.
                 Cannon, John E. Chapman, William B. Beck and Crawford L. Cutts and

                          (b) individuals who were, at such time, officers or
                 directors of the Company during the preceding period of 24 consecutive months.

         CLOSING -- is defined in Section 3.

         CLOSING DATE -- is defined in Section 3.

         CODE -- means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

         COMPANY -- is defined in the introductory sentence hereto.

         CONFIDENTIAL INFORMATION -- is defined in Section 20.


SPECTRAN CORPORATION              Schedule B-2           NOTE PURCHASE AGREEMENT

         CONSOLIDATED ASSETS -- means, at any time, the total assets of the Company and its Subsidiaries which would be shown as assets on a consolidated balance sheet of the Company and its Subsidiaries as of such time prepared in accordance with GAAP, after eliminating all amounts properly attributable to minority interests, if any, in the stock and surplus of Subsidiaries.

         CONSOLIDATED CASH FLOW -- means, for any period, Cash Flow of the Company and its Subsidiaries determined on a consolidated basis for such period provided that Consolidated Cash Flow for any period shall be adjusted to reflect the effect of all acquisitions and dispositions of Subsidiaries and the incurrence and disposition of Debt in connection therewith, assuming for purposes of calculation that all such acquisitions and dispositions that occurred during such period occurred on the first day of such period. As used in this definition,

                 Cash Flow -- means, for any period,

                          (a) Consolidated Net Income for such period, plus

                          (b) depreciation expense, amortization expense,
                 Interest Expense, and income tax expense, to the extent deducted in the determination of such Consolidated Net Income.

         CONSOLIDATED EARNINGS AVAILABLE FOR FIXED CHARGES -- means, for any period, Earnings Available for Fixed Charges of the Company and its Subsidiaries, determined on a consolidated basis at such time, provided that Consolidated Earnings Available for Fixed Charges for any period shall be adjusted to reflect the effect of all acquisitions and dispositions of Subsidiaries and the incurrence and disposition of Debt in connection therewith, assuming for purposes of calculation that all such acquisitions and dispositions that occurred during such period occurred on the first day of such period. As used in this definition,

                 Earnings Available for Fixed Charges -- means, for any period,

                          (a)     Consolidated Net Income for such period, plus

                          (b)     (i)      Interest Expense and income tax
                 expense, plus

                                  (ii) Consolidated Minimum Operating Lease Rentals,

                 to the extent deducted in the determination of such Consolidated Net Income for such period.

         CONSOLIDATED FIXED CHARGES -- means, for any period, the sum of Consolidated Minimum Operating Lease Rentals for such period plus Interest Expense of the Company and its Subsidiaries to the extent included in the determination of Consolidated Net Income for such period, provided that Consolidated Fixed Charges for any period shall be adjusted to reflect the effect of all acquisitions and dispositions of Subsidiaries and the incurrence and disposition of Debt in connection therewith, assuming for purposes of calculation that all such acquisitions and dispositions that occurred during such period occurred on the first day of such period.

         CONSOLIDATED FUNDED DEBT -- means, at any time, the amount of Funded Debt of the Company and its Subsidiaries, determined on a consolidated basis at such time.


SPECTRAN CORPORATION              Schedule B-3           NOTE PURCHASE AGREEMENT

         CONSOLIDATED MINIMUM OPERATING LEASE RENTALS -- means, for any period, Net Rentals of the Company and its Subsidiaries determined on a consolidated basis for such period. As used in this definition,

                 Net Rentals -- means, for any period, and any Person,

                          (a) all payments made by such Person during such
                 period in respect of leases of real and personal property other than Capital Leases, minus

                          (b) the amount of rental payments made to such Person
                 by others in respect of fixed rental payments under non-cancelable sub-leases with a term of at least 1 year on properties of such Person subject to leases described in the immediately preceding clause (a).

         CONSOLIDATED NET DEBT -- means, at any time, the amount equal to

                 (a) Debt of the Company and its Subsidiaries, determined on a consolidated basis at such time, minus

                 (b)      the lesser of

                          (i)     $5,000,000, or

                          (ii) the current book value of all cash and marketable
                 securities owned by the Company and its Subsidiaries, determined on a consolidated basis at such time.

         CONSOLIDATED NET INCOME -- means, with reference to any period, the net income (or loss) of the Company and its Subsidiaries for such period (taken as a cumulative whole), as determined in accordance with GAAP, after eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with GAAP, provided that there shall be excluded:

                 (a) the income (or loss) of any Person (other than a Subsidiary) in which the Company or any Subsidiary has an ownership interest, except to the extent that any such income has been actually received by the Company or such Subsidiary in the form of cash dividends or similar cash distributions, and

                 (b) gains and losses classified as extraordinary in accordance with GAAP.

         CONSOLIDATED NET WORTH --  means, at any time,

                 (a) the total assets of the Company and its Subsidiaries which would be shown as assets on a consolidated balance sheet of the Company and its Subsidiaries as of such time prepared in accordance with GAAP, after eliminating all amounts properly attributable to minority interests, if any, in the stock and surplus of Subsidiaries, minus

                 (b) the total liabilities of the Company and its Subsidiaries (exclusive of liabilities in respect of deferred income taxes) which would be shown as liabilities on a



SPECTRAN CORPORATION              Schedule B-4           NOTE PURCHASE AGREEMENT
         consolidated balance sheet of the Company and its Subsidiaries as of such time prepared in accordance with GAAP.

         CONSOLIDATED TOTAL ADJUSTED CAPITALIZATION -- means, at any time, the sum of Consolidated Net Debt plus Consolidated Tangible Net Worth, determined at such time. As used in this definition,

                 Consolidated Tangible Net Worth -- means, at any time, Tangible Net Worth of the Company and its Subsidiaries, determined on a consolidated basis at such time.

                 Tangible Net Worth -- means, at any time, in respect of any Person,

                          (a)     net worth, minus

                          (b)     goodwill, minus

                          (c)     all Intangible Assets,

         of such Person determined at such time.

                 Intangible Assets -- means, with respect to any Person, goodwill, trade names, trademarks, copyrights, patents, licenses, contract rights, capitalized cost of acquired contracts, employment contracts, customer lists, trained work force, organization expense, unamortized debt discount and expense and all other intangible assets of such Person properly classified as such in accordance with GAAP. For the avoidance of doubt, deferred tax assets shall not be considered "Intangible Assets" for any purpose hereunder.

         CONTROL EVENT -- means:

                 (a) the execution by the Company or any of its Subsidiaries or Affiliates of any agreement or letter of intent with respect to any proposed transaction or event or series of transactions or events which, individually or in the aggregate, may reasonably be expected to result in a Change in Control,

                 (b) the execution of any written agreement which, when fully performed by the parties thereto, would result in a Change in Control, or

                 (c) the making of any written offer by any person (as such term is used in section 13(d) and section 14(d)(2) of the Exchange Act as in effect on the date of the Closing) or related persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act as in effect on the date of the Closing) to the holders of the common stock of the Company, which offer, if accepted by the requisite number of holders, would result in a Change in Control.

         DEBT -- with respect to any Person means, at any time, without duplication,

                 (a) its liabilities for borrowed money;

                 (b) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases;


SPECTRAN CORPORATION              Schedule B-5           NOTE PURCHASE AGREEMENT

                 (c) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

                 (d) all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money);

                 (e) Swaps of such Person provided that Swaps entered into by the Company and the Bank in connection with the Notes shall be excluded from "Debt"; and

                 (f) any Guaranty of such Person with respect to liabilities of a type described in any of clause (a) through clause (d) hereof.

Debt of any Person shall include all obligations of such Person of the character described in clauses (a) through clause (f) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP. Debt shall not in any event include unfunded pension liabilities.

         DEBT PREPAYMENT APPLICATION -- means, with respect to any Transfer of property, the application by the Company or its Subsidiaries of cash in an amount equal to the Net Proceeds Amount with respect to such Transfer to pay Senior Funded Debt of the Company (other than Senior Funded Debt owing to the Company, any of its Subsidiaries or any Affiliate and Senior Funded Debt in respect of any revolving credit or similar credit facility providing the Company or any of its Subsidiaries with the right to obtain loans or other extensions of credit from time to time, except to the extent that in connection with such payment of Senior Funded Debt the availability of credit under such credit facility is permanently reduced by an amount not less than the amount of such proceeds applied to the payment of such Senior Funded Debt, provided that in the course of making such application the Company shall offer to prepay each outstanding Note in accordance with Section 8.5 in a principal amount which, when added to the Make-Whole Amount applicable thereto, equals the Ratable Portion for such Note. If any holder of a Note fails to accept such offer of prepayment, then, for purposes of the preceding sentence only, the Company nevertheless will be deemed to have applied the amount of such offer to the payment of Senior Funded Debt. As used in this definition,

                 Ratable Portion -- means for any Note an amount equal to the product of

                          (a) the Net Proceeds Amount being so offered to the
                 payment of Senior Funded Debt multiplied by

                          (b) a fraction the numerator of which is the
                 outstanding principal amount of such Note and the denominator of which is the aggregate principal amount of Senior Funded Debt of the Company and its Subsidiaries.

                 Senior Funded Debt -- means the Notes and any Funded Debt of the Company or its Subsidiaries that by its terms is not subordinated in right of payment to the Notes.

         DEFAULT -- means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

         DEFAULT RATE -- means that rate of interest that is the greater of


SPECTRAN CORPORATION              Schedule B-6           NOTE PURCHASE AGREEMENT

                 (a) in the case of Series A Notes,

                          (i) 2% per annum above the rate of interest stated in
                 clause (a) of the first paragraph of the Series A Notes or

                          (ii) 2% over the rate of interest publicly announced
                 by Morgan Guaranty Trust Company in New York City as its "base" or "prime" rate, and

                 (a) in the case of Series B Notes,

                          (i) 2% per annum above the rate of interest stated in
                 clause (a) of the first paragraph of the Series B Notes or

                          (ii) 2% over the rate of interest publicly announced
                 by Morgan Guaranty Trust Company in New York City as its "base" or "prime" rate.

         DISCLOSURE MATERIALS -- is defined in Section 5.3.

         DISPOSITION PAYMENT AMOUNT -- is defined in Section 8.5(a)(v).

         DISPOSITION VALUE -- means, at any time, with respect to any property

                 (a) in the case of property that does not constitute Subsidiary Stock, the book value thereof, valued at the time of such disposition in good faith by the Company, and

                 (b) in the case of property that constitutes Subsidiary Stock, an amount equal to that percentage of book value of the assets of the Subsidiary that issued such stock as is equal to the percentage that the book value of such Subsidiary Stock represents of the book value of all of the outstanding capital stock of such Subsidiary (assuming, in making such calculations, that all securities convertible into such capital stock are so converted and giving full effect to all transactions that would occur or be required in connection with such conversion) determined at the time of the disposition thereof, in good faith by the Company.

         ENVIRONMENTAL LAWS -- means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

         ERISA -- means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

         ERISA AFFILIATE -- means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

         EVENT OF DEFAULT -- is defined in Section 11.

         EXCHANGE ACT -- means the Securities Exchange Act of 1934, as amended.


SPECTRAN CORPORATION              Schedule B-7           NOTE PURCHASE AGREEMENT

         FAIR MARKET VALUE -- means, at any time and with respect to any property, the sale value of such property that would be realized in an arm's-length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell).

         FINANCING DOCUMENTS -- means this Agreement, the Other Agreements, the Notes and the Security Documents and each other agreement document and certificate executed from time to time in connection therewith, all as amended from time to time.

         FUNDED DEBT -- means at any time with respect to any Person, all Debt of that Person that would, in accordance with GAAP, constitute long term debt including:

                 (a) any Debt with a maturity of more than one year after the creation of such Debt,

                 (b) any Debt outstanding under a revolving credit or similar agreement providing for borrowings (and renewals and extensions thereof) which pursuant to its terms would constitute long term Debt in accordance with GAAP,

                 (c) any Capital Lease obligations, and

                 (d) any Guaranty of that Person with respect to Funded Debt of another Person,

provided that the current maturities of Funded Debt shall also be Funded Debt. Notwithstanding anything to the contrary contained in this definition, any Debt outstanding under a revolving credit or similar agreement providing for borrowings which is paid down to $0 for a period of 30 consecutive days during the then most recently ended 12 month period (and not merely refinanced with a short term credit facility) will not be deemed to constitute Funded Debt.

         GAAP -- means generally accepted accounting principles as in effect from time to time in the United States of America.

         GOVERNMENTAL AUTHORITY -- means

                 (a) the government of

                          (i) the United States of America or any state or other
                 political subdivision thereof, or

                          (ii) any jurisdiction in which the Company or any
                 Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

                 (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

         GUARANTY -- means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of


SPECTRAN CORPORATION              Schedule B-8           NOTE PURCHASE AGREEMENT
any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

                 (a) to purchase such indebtedness or obligation or any property constituting security therefor;

                 (b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

                 (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

                 (d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

         HAZARDOUS MATERIAL -- means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls).

         HOLDER -- means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to
Section 13.1.

         INDEBTEDNESS -- with respect to any Person means, at any time, without duplication,

                 (a) its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable Preferred Stock;

                 (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

                 (c) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases;

                 (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);


SPECTRAN CORPORATION              Schedule B-9           NOTE PURCHASE AGREEMENT

                 (e) all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money);

                 (f) Swaps of such Person; and

                 (g) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (f) hereof.

Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (g) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

         INSTITUTIONAL INVESTOR -- means

                 (a) any original purchaser of a Note,

                 (b) any holder of a Note holding more than 5% of the aggregate principal amount of the Notes then outstanding, and

                 (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

         INTEREST EXPENSE -- means, for any period, and in respect of any Person, all amounts that would, in accordance with GAAP, be deducted in computing net income on account of interest on Debt of such Person for such period, including, without limitation, imputed interest in respect of Capital Lease obligations, amortization of Debt discounts and expenses, fees and commissions for letters of credit and bankers' acceptance financing and the net interest costs of interest rate swaps and hedges.

         JV EXCLUDED PROPERTY -- has the meaning specified in the Security Agreement.

         JV SUBSIDIARY -- has the meaning specified in the Security Agreement.

         JV TRANSFER -- has the meaning specified in the Security Agreement.

         LIEN -- means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

         MAKE-WHOLE AMOUNT -- is defined in Section 8.9.

         MATERIAL -- means material in relation to the business, operations, affairs, financial condition, assets, properties, or prospects of the Company and its Subsidiaries taken as a whole.

         MATERIAL ADVERSE EFFECT -- means a material adverse effect on


SPECTRAN CORPORATION             Schedule B-10           NOTE PURCHASE AGREEMENT

                 (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, or

                 (b) the ability of the Company to perform its obligations under any of the Financing Documents to which it is a party, or

                 (c) the ability of any Subsidiary to perform its obligations under any of the Financing to which it is a party, or

                 (d) the validity or enforceability of any of the Financing Documents.

         MATERIAL SUBSIDIARY -- means, at any date, a Subsidiary of the Company to which is attributable more than

                 (a) 5% percent of Consolidated Assets or Consolidated Net Worth as of the end of the then most recently ended fiscal quarter of the Company, or

                 (b) 5% percent of Consolidated Net Income for the period of 4 consecutive fiscal quarters then most recently ended.

         MORTGAGES -- is defined in Section 4.10(h)(i).

         MULTIEMPLOYER PLAN -- means any Plan that is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

         NET PROCEEDS AMOUNT -- means, with respect to any Transfer of any property by any Person, an amount equal to the difference of

                 (a) the aggregate amount of the consideration (valued at the Fair Market Value of such consideration at the time of the consummation of such Transfer) received by such Person in respect of such Transfer, minus

                 (b) all ordinary and reasonable out-of-pocket costs and expenses actually incurred by such Person in connection with such Transfer.

         NOTES -- is defined in Section 1.

         OFFICER'S CERTIFICATE -- means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

         OTHER AGREEMENTS -- is defined in Section 2.

         OTHER PURCHASERS -- is defined in Section 2.

         PATENT COLLATERAL ASSIGNMENT -- is defined in Section 4.10(c).

         PBGC -- means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.


SPECTRAN CORPORATION             Schedule B-11           NOTE PURCHASE AGREEMENT

         PERSON -- means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

         PLAN -- means an "employee benefit plan" (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

         PLEDGE AGREEMENT -- is defined in Section 4.10(e).

         PREFERRED STOCK -- means any class of capital stock of a corporation that is preferred over any other class of capital stock of such corporation as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such corporation.

         PREPAYMENT DATE -- is defined in Section 8.5(a)(iii).

         PROPERTY OR PROPERTIES -- means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

         PROPERTY REINVESTMENT APPLICATION -- means, with respect to any Transfer of property, the application of an amount equal to the Net Proceeds Amount with respect to such Transfer to the acquisition by the Company or any Subsidiary of operating assets of the Company or any Subsidiary of a nature similar, and a value at least equivalent, to the property subject to such Transfer.

         PROPOSED PREPAYMENT DATE -- is defined in Section 8.4(c).

         PURCHASERS -- is defined in Section 2.

         QPAM EXEMPTION -- means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

         REQUIRED HOLDERS -- means, at any time, the holders of more than 50% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

         RESPONSIBLE OFFICER -- means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

         SECURITIES ACT -- means the Securities Act of 1933, as amended from time to time.

         SECURITY AGREEMENT -- is defined in Section 4.10(b).

         SECURITY DOCUMENTS -- means the Trust Indenture, the Security Agreement, the Patent Collateral Assignment, the Trademark Security Agreement, the Mortgages, the Pledge Agreement, the Subsidiary Guaranty and each other agreement, document and certificate executed from time to time in connection therewith, all as amended from time to time.

         SECURITY TRUSTEE -- means the Trustee as defined in the Trust
Indenture.


SPECTRAN CORPORATION             Schedule B-12           NOTE PURCHASE AGREEMENT

         SENIOR FINANCIAL OFFICER -- means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

         SERIES A NOTES -- is defined in Section 1(a).

         SERIES B NOTES -- is defined in Section 1(b).

         SOURCE -- is defined in Section 6.2.

         SUBSIDIARY -- means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company. Notwithstanding the preceding sentence, the JV Subsidiary shall not be a Subsidiary of the Company for any purpose under this Agreement for so long as the Company shall not be required to include, and shall not include, the JV Subsidiary as a consolidated subsidiary in its GAAP financial statements.

         SUBSIDIARY GUARANTY -- is defined in Section 4.11.

         SUBSIDIARY STOCK -- means, with respect to any Person, the stock (or any options or warrants to purchase stock or other securities exchangeable for or convertible into stock) of any Subsidiary of such Person.

         SURVIVOR -- is defined in Section 10.2(a).

         SWAPS -- means, with respect to any Person, payment obligations with respect to interest rate swaps, currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency. For the purposes of this Agreement, the amount of the obligation under any Swap shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined.

         TRADEMARK SECURITY AGREEMENT -- is defined in Section 4.10(d).

         TRANSFER -- means, with respect to any Person, any transaction in which such Person sells, conveys, transfers or leases (as lessor) any of its property, including, without limitation, Subsidiary Stock. For purposes of determining the application of the Net Proceeds Amount in respect of any Transfer, the Company may designate any Transfer as one or more separate Transfers each yielding a separate Net Proceeds Amount. In any such case, the Disposition Value of any property subject to each such separate Transfer shall be determined by ratably


SPECTRAN CORPORATION             Schedule B-13           NOTE PURCHASE AGREEMENT
allocating the aggregate Disposition Value of all property subject to all such separate Transfers to each such separate Transfer on a proportionate basis.

         TRUST INDENTURE -- is defined in Section 4.10(a).

         VOTING STOCK -- means capital stock of any class or classes of a corporation the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors or Persons performing similar functions (irrespective of whether or not at the time stock of any of the class or classes have or might have special voting power or rights by reason of the happening of any contingency).

         WHOLLY-OWNED SUBSIDIARY -- means, at any time, any Subsidiary 100% of all of the equity interests (except directors' qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company's other Wholly-Owned Subsidiaries at such time.


SPECTRAN CORPORATION             Schedule B-14           NOTE PURCHASE AGREEMENT

                              SPECTRAN CORPORATION
                             NOTE PURCHASE AGREEMENT
                          DATED AS OF DECEMBER 1, 1996

                 $16,000,000 9.24% SERIES A SENIOR SECURED NOTES
                 $ 8,000,000 9.39% SERIES B SENIOR SECURED NOTES

                      SCHEDULES TO NOTE PURCHASE AGREEMENT



Schedule 4.9 Changes in Corporate Structure:  None.

                              SPECTRAN CORPORATION
                             NOTE PURCHASE AGREEMENT
                          DATED AS OF DECEMBER 1, 1996

                 $16,000,000 9.24% SERIES A SENIOR SECURED NOTES
                 $ 8,000,000 9.39% SERIES B SENIOR SECURED NOTES

                      SCHEDULES TO NOTE PURCHASE AGREEMENT



Schedule 5.3 Disclosure Materials: The following materials were distributed to all Purchasers:

            1. History of the Company, jointly prepared by the Company and Fleet National Bank.

            2. Annual Report to Shareholders for the year ended December 31,
1994.

            3. Annual Report to Shareholders for the year ended December 31,
1993.

            4. Annual Report to Shareholders for the year ended December 31,
1992.

            5. Annual Report to Shareholders for the year ended December 31,
1991.

            6. Article from the November 4, 1996 edition of the New York Times.

            7. Summary of Financial Projections dated September 1996.

            8. Summary of Financial Projections prepared by Fleet National Bank dated September 1996.

            9. Quarterly Report on Form 10-Q for the period ended September 30, 1996.

            Exceptions to Disclosure Materials:   None

                              SPECTRAN CORPORATION
                             NOTE PURCHASE AGREEMENT
                          DATED AS OF DECEMBER 1, 1996

                 $16,000,000 9.24% SERIES A SENIOR SECURED NOTES
                 $ 8,000,000 9.39% SERIES B SENIOR SECURED NOTES

                      SCHEDULES TO NOTE PURCHASE AGREEMENT





Schedule 5.4 Subsidiaries of the Company and Ownership of Subsidiary Stock:

      (a)(i) The Company has the following wholly-owned Delaware subsidiaries, with the following outstanding capitalization:

            1.  SpecTran Communication Fiber Technologies, Inc.:

                 10 shares of Common Stock, par value $.01 per share.

            2.  SpecTran Specialty Optics Company:

                 10 shares of Common Stock, par value $.01 per share.

            3.  Applied Photonic Devices, Inc.:

                 10 shares of Common Stock, par value $.01 per share.

      (a)(ii)  The Company's affiliates are as follows:

            Name:                               Title:
            -----                               ------

            Raymond E. Jaeger                   Chairman of the Board

            Glenn E. Moore                      Chief Executive Officer,
                                                President and Director

            Bruce A. Cannon                     Chief Financial Officer,
                                                Senior Vice President,
                                                Treasurer, Secretary and
                                                Director

                              SPECTRAN CORPORATION
                             NOTE PURCHASE AGREEMENT
                          DATED AS OF DECEMBER 1, 1996

                 $16,000,000 9.24% SERIES A SENIOR SECURED NOTES
                 $ 8,000,000 9.39% SERIES B SENIOR SECURED NOTES

                      SCHEDULES TO NOTE PURCHASE AGREEMENT
                      ------------------------------------

            John E. Chapman                     Senior Vice President,
                                                Technology and Director
                                                President, SpecTran
                                                Communication Fiber
                                                Technologies, Inc.

            Ira S. Nordlicht                    Director

            Richard M. Donofrio                 Director

            Paul D. Lazay                       Director

            Lily K. Lai                         Director


      (a)(3) Officers and Directors. For a list of officers and directors, see
(a)(ii) above.

                              SPECTRAN CORPORATION
                             NOTE PURCHASE AGREEMENT
                          DATED AS OF DECEMBER 1, 1996

                 $16,000,000 9.24% SERIES A SENIOR SECURED NOTES
                 $ 8,000,000 9.39% SERIES B SENIOR SECURED NOTES

                      SCHEDULES TO NOTE PURCHASE AGREEMENT




Schedule 5.5 Financial Statements:

      The following financial statements of the Company have been delivered to each Purchaser:

            1. Audited Consolidated Financial Statements, dated February 2, 1996, for the year ended December 31, 1995.

            2. Audited Consolidated Financial Statements for the year ended December 31, 1994.

            3. Audited Consolidated Financial Statements for the year ended December 31, 1993.

            4. Audited Consolidated Financial Statements for the year ended December 31, 1992.

            5. Audited Consolidated Financial Statements for the year ended December 31, 1991.

            6. Interim Balance Sheet incorporated in Quarterly Report on Form 10-Q for the period ended September 30, 1996.

                              SPECTRAN CORPORATION
                             NOTE PURCHASE AGREEMENT
                          DATED AS OF DECEMBER 1, 1996

                 $16,000,000 9.24% SERIES A SENIOR SECURED NOTES
                 $8,000,000 9.39% SERIES B SENIOR SECURED NOTES

                      SCHEDULES TO NOTE PURCHASE AGREEMENT








Schedule 5.8 Certain Litigation: None.

                              SPECTRAN CORPORATION
                             NOTE PURCHASE AGREEMENT
                          DATED AS OF DECEMBER 1, 1996

                 $16,000,000 9.24% SERIES A SENIOR SECURED NOTES
                 $8,000,000 9.39% SERIES B SENIOR SECURED NOTES

                      SCHEDULES TO NOTE PURCHASE AGREEMENT







Schedule 5.11 Patents, etc:

      (a)  None.

      (b)  None.

      (c)  None.

      (d)  None.

                              SPECTRAN CORPORATION
                             NOTE PURCHASE AGREEMENT
                          DATED AS OF DECEMBER 1, 1996

                 $16,000,000 9.24% SERIES A SENIOR SECURED NOTES
                 $8,000,000 9.39% SERIES B SENIOR SECURED NOTES

                      SCHEDULES TO NOTE PURCHASE AGREEMENT





Schedule 5.14 Use of Proceeds: Proceeds from sale of the Notes will be used to refinance existing indebtedness of the Company, increase manufacturing capacity and for general corporate purposes.

                              SPECTRAN CORPORATION
                             NOTE PURCHASE AGREEMENT
                          DATED AS OF DECEMBER 1, 1996

                $16,000,000 9.24% SERIES A SENIOR SECURED NOTES
                 $8,000,000 9.39% SERIES B SENIOR SECURED NOTES

                      SCHEDULES TO NOTE PURCHASE AGREEMENT




Schedule 5.15 Existing Indebtedness and Liens:

         (a) Loan Agreement (the"Bank Agreement"), dated as of December 1, 1996, by and among the Company, SpecTran Specialty Optics Company ("SSOC"), Applied Photonic Devices, Inc. ("APD"), SpecTran Communication Fiber Technologies, Inc. ("SCFT" and together with the Company, SSOC and APD, the "Debtors") and Fleet National Bank, under which the following is currently outstanding:

      Revolving Note of the Debtors (the "Revolving Note"), dated as of December 1, 1996, in the original principal amount of $ 20,000,000 due December 1, 1999.

      For a description of liens, assets and collateral securing such indebtedness, see the Security Documents and the UCC-1 Financing Statements prepared by counsel to the Purchasers.

      (b)   None.

                              SPECTRAN CORPORATION
                             NOTE PURCHASE AGREEMENT
                          DATED AS OF DECEMBER 1, 1996

                $16,000,000 9.24% SERIES A SENIOR SECURED NOTES
                 $8,000,000 9.39% SERIES B SENIOR SECURED NOTES

                      SCHEDULES TO NOTE PURCHASE AGREEMENT


Schedule 5.19 Collateral:

(a)(i)(A)(i) and (ii). The legal name and address of the principal executive office of each of the Company and its subsidiaries is as follows:

Name:                                   Address:
-----                                   --------
Spectran Corporation                    50 Hall Road
                                        Sturbridge, MA 01566

SpecTran Communication Fiber            50 Hall Road
  Technologies, Inc.                    Sturbridge, MA 01566

SpecTran Specialty Optics Company       150 Fisher Drive
                                        Avon, CT 06001(1)

Applied Photonic Devices, Inc.          300 Lake Road
                                        Dayville, CT 06241(2)


--------

(1) SpecTran Specialty Optics Company intends to move its principal executive offices to 55 Darling Drive, Avon, Connecticut 06001 during 1997.

(2) Applied Photonic Devices, Inc. intends to move its principal executive offices to 50 Hall Road, Sturbridge, Massachusetts by the end of 1996.

                              SPECTRAN CORPORATION
                             NOTE PURCHASE AGREEMENT
                          DATED AS OF DECEMBER 1, 1996

                $16,000,000 9.24% SERIES A SENIOR SECURED NOTES
                 $8,000,000 9.39% SERIES B SENIOR SECURED NOTES

                      SCHEDULES TO NOTE PURCHASE AGREEMENT


(a)(i)(A)(iii)  Locations of Inventory and Equipment:


Spectran Corporation          50 Hall Road                  Worcester County
                              Sturbridge, MA 01566

                              69 Hall Road                  Worcester County
                              Sturbridge, MA 01566

                              46 Hall Road                  Worcester County
                              Sturbridge, MA 01566

SpecTran Communication Fiber  50 Hall Road                  Worcester County
  Technologies, Inc.          Sturbridge, MA 01566

                              69 Hall Road                  Worcester County
                              Sturbridge, MA 01566

                              46 Hall Road                  Worcester County
                              Sturbridge, MA 01566

                              Optical Cable Corporation(3)
                              5290 Concourse Drive
                              PO Box 11967
                              Roanoke, VA 24022


--------

(3) As of November 30, 1996, approximately $282,162 of Inventory was on consignment with Optical Cable Corporation.

                              SPECTRAN CORPORATION
                             NOTE PURCHASE AGREEMENT
                          DATED AS OF DECEMBER 1, 1996

                 $16,000,000 9.24% SERIES A SENIOR SECURED NOTES
                 $8,000,000 9.39% SERIES B SENIOR SECURED NOTES

                      SCHEDULES TO NOTE PURCHASE AGREEMENT

                                    Jaso & Associates(4)
                                    10161 49th Street North
                                    Unit W
                                    Pinellas Park, FL 34666

SpecTran Specialty Optics Company   150 Fisher Drive         Hartford County
                                    Avon, CT 06001

                                    18 Parkside Lane and     Hartford County
                                     adjacent Barn
                                    Avon, CT 06001

                                    55 Darling Drive         Hartford County
                                    Avon, CT 06001


(a)(i)(A)(iv). See attached reports of Data Reporting Corp. and copies of UCC filings.

(a)(ii). For a list of all intellectual property owned by the Company and its subsidiaries, see attached Patent and Trademark Reports. In addition, the Company holds the following material licenses:

            1. License Agreement, dated January 1, 1991, by and between the Company and Corning, Inc. The license expires upon expiration of all subject patents.

            2.    License Agreement, dated February 1, 1983, by and between the

--------

(4) As of November 30, 1996, approximately $5,751 of Inventory was on consignment with Jaso & Associates.

                              SPECTRAN CORPORATION
                             NOTE PURCHASE AGREEMENT
                          DATED AS OF DECEMBER 1, 1996

                 $16,000,000 9.24% SERIES A SENIOR SECURED NOTES
                 $8,000,000 9.39% SERIES B SENIOR SECURED NOTES

                      SCHEDULES TO NOTE PURCHASE AGREEMENT


                  Company and Corning Glass Works. The license expires upon expiration of all subject patents.

            3. Patent License Agreement, dated August 15, 1981, by and between the Company and Western Electric Company, Incorporated. The license with respect to each subject patent expires upon expiration of such patent.

            4. Agreement, dated January 21, 1985, by and between the Company and Aetna Communications Laboratories. The license expires upon the transfer of the subject patents and related technology to the Company.

            5. License Agreement, dated October 31, 1983, by and between the Company and Gulf & Western Manufacturing Company. The license expires upon expiration of all subject patents.

            6. License Agreement between Sumitomo Electric Industries, Ltd.("Sumitomo") and Ensign-Bickford Optics Company ("EBOC") dated November 1, 1990 (assigned to SpecTran Specialty Optics Company), Supplemental Agreement between Sumitomo and EBOC dated November 1, 1990 and Amendment to License Agreement between SpecTran Specialty Optics Company ("SSOC") and Sumitomo dated November 1, 1995. The license expires on April 12, 2005.

            7. License Agreement between EBOC and Toray Industries, Inc. dated September 1, 1986 (assigned to SSOC) and Amendment to License Agreement between Toray Industries and SSOC dated August 30, 1996. The license has a term of eight years.

            8. License Agreement between EBOC and Asahi Glass Co., Ltd. dated March 15, 1993 (assigned to SSOC). The license expires upon expiration of all subject patents.

            9. License Agreement between Lightwave Technologies, Inc. and Sumitomo dated July 7, 1987.* The license terminates upon expiration of all subject patents.

            10. License Agreement between Lightwave Technologies, Inc. and Polaroid Corporation dated March 31 1984 (assigned to Ensign-Bickford Optical Technologies, Inc.).* The license has no specified expiration date; however, royalty payments thereunder ceased in 1992.

* These agreements were assigned by Lightwave Technologies, Inc. to Ensign-Bickford Optical Technologies, Inc. ("EBOT") as part of EBOT's acquisition of Lightwave and were subsequently transferred by EBOT to Cal Optics, Inc., a company which was formed to facilitate the transaction under which the specialty fiber operations of EBOC was acquired by the Company. A wholly-owned subsidiary of the Company, EBOT Acquisition Corp., purchased the stock of Cal Optics, Inc. EBOT Acquisition Corp and Cal Optics, Inc. were subsequently merged into the Company. The agreements were subsequently assigned by the Company to SSOC as part of the Company's restructuring.


(a)(iii). The Company owns its facilities located at 46 Hall Road, Sturbridge, MA 01566, 50 Hall Road, Sturbridge, MA 01566 and 55 Darling Drive, Avon, CT 06001. The remainder of the Company's and its subsidiaries' facilities are leased.

(a)(iv). The Company owns 10 shares of Common Stock, par value $.01 per share, of Applied Photonic Devices, Inc., 10 shares of Common Stock, par value $.01 per share, of SpecTran Specialty Optics Company and 10 shares of Common Stock, par value $.01 per share, of SpecTran Communication Fiber Technologies, Inc.

             Data Reporting Corp. Reports and Copies of UCC Filings

              -Intentionally Omitted (See Closing Files for Copies)


                          Patent and Trademark Reports

                - Intentionally Omitted (See Closing for Copies)